The Allstate Corporation Investor Supplement First Quarter 2019 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation

We changed our accounting principle for recognizing actuarial gains and losses and expected return on plan assets for our pension and other postretirement plans to a more preferable policy under U.S. Generally Accepted Accounting Principles. Under the new principle, remeasurement of projected benefit obligation and plan assets are immediately recognized through earnings and are referred to as pension and other postretirement remeasurement gains and losses on the Condensed Consolidated Statements of Operations. This change has been applied on a retrospective basis. The following table provides a summary of the impacts of this change on previously reported periods. See Note 1 of the condensed consolidated financial statements in the March 31, 2019 Form 10-Q for further information regarding the impact of the change in accounting principle on our condensed consolidated financial statements.

($ in millions, except per share data and ratios)

	Three months ended			
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
As adjusted				
Net (loss) income applicable to common shareholders	$ (585)	$ 942	$ 678	$ 977
Adjusted net income *	552	759	710	1,108
Net (loss) income applicable to common shareholders per common share - Basic	(1.71)	2.72	1.94	2.76
Net (loss) income applicable to common shareholders per common share - Diluted	(1.71)	2.68	1.91	2.71
Return on common shareholders' equity (rolling 12 months)	10.0 %	18.6 %	18.5 %	17.9 %
Adjusted net income return on common shareholders' equity * (rolling 12 months)	16.2 %	16.9 %	17.0 %	16.2 %
Property-Liability combined ratio	96.6	93.9	94.4	87.5
Property-Liability underlying combined ratio *	86.3	86.2	85.0	83.6
Impact of change				
Net (loss) income applicable to common shareholders	$ (273)	$ 109	$ 41	$ 31
Adjusted net income *	122	79	35	42
Net (loss) income applicable to common shareholders per common share - Basic	(0.80)	0.31	0.12	0.09
Net (loss) income applicable to common shareholders per common share - Diluted	(0.80)	0.31	0.11	0.08
Return on common shareholders' equity (rolling 12 months)	(0.5) %	1.2 %	1.5 %	1.3 %
Adjusted net income return on common shareholders' equity * (rolling 12 months)	1.4 %	1.0 %	1.2 %	1.2 %
Property-Liability combined ratio	(0.4)	(0.4)	(0.5)	(0.5)
Property-Liability underlying combined ratio *	(0.5)	(0.4)	(0.5)	(0.6)
As previously reported				
Net (loss) income applicable to common shareholders	$ (312)	$ 833	$ 637	$ 946
Adjusted net income *	430	680	675	1,066
Net (loss) income applicable to common shareholders per common share - Basic	(0.91)	2.41	1.82	2.67
Net (loss) income applicable to common shareholders per common share - Diluted	(0.91)	2.37	1.80	2.63
Return on common shareholders' equity (rolling 12 months)	10.5 %	17.4 %	17.0 %	16.6 %
Adjusted net income return on common shareholders' equity * (rolling 12 months)	14.8 %	15.9 %	15.8 %	15.0 %
Property-Liability combined ratio	97.0	94.3	94.9	88.0
Property-Liability underlying combined ratio *	86.8	86.6	85.5	84.2

The Allstate Corporation 1Q19 Supplement

Executive Summary - 1

The Allstate Corporation

Pension and other postretirement service cost, interest cost, expected return on plan assets and amortization of prior service credits are allocated to the Company's reportable segments. The pension and other postretirement remeasurement gains and losses are reported in the Corporate and Other segment.

($ in millions)	Net income (loss) applicable to common shareholders				Adjusted net income (loss) *			
	Three months ended				Three months ended			
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
As adjusted								
Property-Liability [1]	$ 13	$ 832	$ 630	$ 990	$ 532	$ 736	$ 643	$ 1,066
Service Businesses [2]	(22)	(20)	(15)	(22)	8	1	2	(3)
Allstate Life [2]	63	55	75	67	69	75	80	71
Allstate Benefits [2]	20	35	36	27	26	33	36	29
Allstate Annuities [2]	(122)	131	50	17	32	20	44	35
Corporate and Other [2]	(537)	(91)	(98)	(102)	(115)	(106)	(95)	(90)
Consolidated	$ (585)	$ 942	$ 678	$ 977	$ 552	$ 759	$ 710	$ 1,108
Impact of change								
Property-Liability	$ 30	$ 27	$ 30	$ 37	$ 30	$ 27	$ 30	$ 37
Service Businesses	2	1	1	2	2	1	1	2
Allstate Life	1	1	2	2	1	1	2	2
Allstate Benefits	1	1	2	1	1	1	2	1
Allstate Annuities	1	-	-	-	1	-	-	-
Corporate and Other	(308)	79	6	(11)	87	49	-	-
Consolidated	$ (273)	$ 109	$ 41	$ 31	$ 122	$ 79	$ 35	$ 42
As previously reported								
Property-Liability	$ (17)	$ 805	$ 600	$ 953	$ 502	$ 709	$ 613	$ 1,029
Service Businesses	(24)	(21)	(16)	(24)	6	-	1	(5)
Allstate Life	62	54	73	65	68	74	78	69
Allstate Benefits	19	34	34	26	25	32	34	28
Allstate Annuities	(123)	131	50	17	31	20	44	35
Corporate and Other	(229)	(170)	(104)	(91)	(202)	(155)	(95)	(90)
Consolidated	$ (312)	$ 833	$ 637	$ 946	$ 430	$ 680	$ 675	$ 1,066

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.
(2) Adjusted net income is the segment measure used for each business.

The Allstate Corporation 1Q19 Supplement

Executive Summary - 2

The Allstate Corporation Investor Supplement - First Quarter 2019 Table of Contents Consolidated Operations Allstate Life Condensed Statements of Operations 1 Segment Results and Other Statistics 32 Contribution to Income 2 Analysis of Net Income 33 Revenues 3 Return on Equity 34 Segment Results 4 Reserves and Contractholder Funds 35 Condensed Statements of Financial Position 5 Book Value per Common Share 6 Allstate Benefits Return on Common Shareholders' Equity 7 Segment Results and Other Statistics 36 Debt to Capital 8 Segment Premium and Other Statistics 37 Statements of Cash Flows 9 Return on Equity 38 Analysis of Deferred Policy Acquisition Costs 10 Policies in Force 11 Allstate Annuities Premiums Written for Allstate Protection and Service Businesses 12 Segment Results and Other Statistics 39 Catastrophe Losses 13 Analysis of Net Income 40 Return on Equity 41 Property-Liability Reserves and Contractholder Funds 42 Results 14 Underwriting Results by Area of Business 15 Corporate and Other Segment Results 43 Catastrophe Experience 16 Property-Liability Prior Year Reserve Reestimates 17 Investments Catastrophe Losses included in Prior Year Reserve Reestimates 18 Consolidated Investments 44 Allstate Protection Investments by Segment 45 Impact of Net Rate Changes Approved on Premiums Written 19 Unrealized Net Capital Gains and Losses by Type 46 Allstate Brand Profitability Measures 20 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) 47 Allstate Brand Statistics 21 Net Investment Income, Yields and Realized Capital Gains (Losses) (Pre-tax) by Segment 48 Esurance Brand Profitability Measures and Statistics 22 Investment Position and Results by Strategy 49 Encompass Brand Profitability Measures and Statistics 23 Investment Position and Results by Strategy by Segment 50 Auto Profitability Measures by Brand 24 Performance-Based Investments 51 Homeowners Profitability Measures by Brand 25 Limited Partnership Interests 52 Other Personal Lines Profitability Measures by Brand 26 Commercial Lines Profitability Measures 27 Definitions of Non-GAAP Measures 53,54 Discontinued Lines and Coverages Reserves 28 Service Businesses Segment Results 29 SquareTrade Results 30 Other Service Businesses Segment Results 31

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Revenues					
Property and casualty insurance premiums [1]	$ 8,802	$ 8,707	$ 8,595	$ 8,460	$ 8,286
Life premiums and contract charges [2]	628	625	612	612	616
Other revenue [3]	250	257	238	228	216
Net investment income	648	786	844	824	786
Realized capital gains and losses:					
Total other-than-temporary impairment ("OTTI") losses	(16)	(5)	(4)	(4)	-
OTTI losses reclassified to (from) other comprehensive income	2	1	(1)	-	(1)
Net OTTI losses recognized in earnings	(14)	(4)	(5)	(4)	(1)
Sales and valuation changes on equity investments and derivatives	676	(890)	181	(21)	(133)
Total realized capital gains and losses	662	(894)	176	(25)	(134)
Total revenues	10,990	9,481	10,465	10,099	9,770
Costs and expenses					
Property and casualty insurance claims and claims expense	5,820	6,067	5,805	5,777	5,129
Life contract benefits	497	488	498	483	504
Interest credited to contractholder funds	162	165	163	165	161
Amortization of deferred policy acquisition costs	1,364	1,336	1,317	1,296	1,273
Operating costs and expenses	1,380	1,508	1,425	1,358	1,303
Pension and other postretirement remeasurement gains and losses	15	500	(39)	(7)	14
Amortization of purchased intangible assets	32	36	24	23	22
Restructuring and related charges	18	12	13	23	19
Interest expense	83	81	82	86	83
Total costs and expenses	9,371	10,193	9,288	9,204	8,508
Gain on disposition of operations	1	2	1	2	1
Income (Loss) from operations before income tax expense	1,620	(710)	1,178	897	1,263
Income tax expense (benefit)	328	(168) [4]	199 [4]	180	257
Net income (loss)	1,292	(542)	979	717	1,006
Preferred stock dividends	31	43	37	39	29
Net income (loss) applicable to common shareholders	$ 1,261	$ (585)	$ 942	$ 678	$ 977
Earnings per common share					
Net income (loss) applicable to common shareholders per common share - Basic	$ 3.79	$ (1.71)	$ 2.72	$ 1.94	$ 2.76
Weighted average common shares - Basic	332.6	341.9	346.0	349.2	354.1
Net income (loss) applicable to common shareholders per common share - Diluted	$ 3.74	$ (1.71) [5]	$ 2.68	$ 1.91	$ 2.71
Weighted average common shares - Diluted	337.5	347.1	351.7	354.6	359.9
Cash dividends declared per common share	$ 0.50	$ 0.46	$ 0.46	$ 0.46	$ 0.46

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(4) Includes a $2 million Tax Legislation expense for the quarter ended December 31, 2018 and a $31 million benefit for the quarter ended September 30, 2018.

(5) Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018.

The Allstate Corporation 1Q19 Supplement

1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Contribution to income					
Net income (loss) applicable to common shareholders	$ 1,261	$ (585)	$ 942	$ 678	$ 977
Realized capital gains and losses, after-tax	(524)	704	(141)	19	106
Pension and other postretirement remeasurement gains and losses, after-tax	11	395	(30)	(6)	11
Valuation changes on embedded derivatives not hedged, after-tax	3	2	(1)	-	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	2	1	1	3	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	(1)	-	(1)	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	25	35	20	18	17
Gain on disposition of operations, after-tax	(1)	(1)	(1)	(1)	(1)
Tax Legislation expense (benefit)	-	2	(31)	-	-
Adjusted net income *	$ 776	$ 552	$ 759	$ 710	$ 1,108
Income per common share - Diluted					
Net income (loss) applicable to common shareholders	$ 3.74	$ (1.71) [(1)]	$ 2.68	$ 1.91	$ 2.71
Realized capital gains and losses, after-tax	(1.55)	2.03	(0.40)	0.05	0.29
Pension and other postretirement remeasurement gains and losses, after-tax	0.03	1.15	(0.08)	(0.01)	0.03
Valuation changes on embedded derivatives not hedged, after-tax	0.01	0.01	-	-	(0.01)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	-	-	-	-	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.07	0.10	0.05	0.05	0.05
Gain on disposition of operations, after-tax	-	-	-	-	-
Tax Legislation expense (benefit)	-	0.01	(0.09)	-	-
Adjusted net income *	$ 2.30	$ 1.59	$ 2.16	$ 2.00	$ 3.08
Weighted average common shares - Diluted	337.5	347.1	351.7	354.6	359.9

(1) Calculation uses weighted average shares of 341.9 million, which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018.

The Allstate Corporation 1Q19 Supplement

2

The Allstate Corporation
Revenues

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Property-Liability [1]					
Insurance premiums	$ 8,507	$ 8,422	$ 8,320	$ 8,189	$ 8,019
Other revenue [2]	176	188	192	184	174
Net investment income	291	364	410	353	337
Realized capital gains and losses	497	(655)	126	(15)	(95)
Total Property-Liability revenues	9,471	8,319	9,048	8,711	8,435
Service Businesses					
Insurance premiums	295	285	275	271	267
Intersegment insurance premiums and service fees [3]	33	33	31	29	29
Other revenue [2]	47	34	16	16	16
Net investment income	9	9	7	6	5
Realized capital gains and losses	8	(5)	-	(2)	(4)
Total Service Businesses revenues	392	356	329	320	313
Allstate Life					
Premiums and contract charges	337	340	322	326	327
Other revenue [2]	27	35	30	28	26
Net investment income	127	125	128	130	122
Realized capital gains and losses	(5)	(5)	(3)	(3)	(3)
Total Allstate Life revenues	486	495	477	481	472
Allstate Benefits					
Premiums and contract charges	288	281	285	283	286
Net investment income	19	20	19	19	19
Realized capital gains and losses	4	(9)	2	-	(2)
Total Allstate Benefits revenues	311	292	306	302	303
Allstate Annuities					
Contract charges	3	4	5	3	3
Net investment income	190	253	260	293	290
Realized capital gains and losses	156	(194)	51	6	(29)
Total Allstate Annuities revenues	349	63	316	302	264
Corporate and Other					
Net investment income	12	15	20	23	13
Realized capital gains and losses	2	(26)	-	(11)	(1)
Total Corporate and Other revenues	14	(11)	20	12	12
Intersegment eliminations [3]	(33)	(33)	(31)	(29)	(29)
Consolidated revenues	$ 10,990	$ 9,481	$ 10,465	$ 10,099	$ 9,770

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(3) Intersegment insurance premiums and service fees are primarily related to Arity and Allstate Roadside Services and are eliminated in the consolidated financial statements.

The Allstate Corporation 1Q19 Supplement

3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Three months ended March 31, 2019					
Premiums and contract charges	$ 8,507	$ -	$ 8,507	$ 295	$ 337	$ 288	$ 3	$ -	$ -	$ 9,430
Intersegment insurance premiums and service fees	-	-	-	33	-	-	-	-	(33)	-
Other revenue	176	-	176	47	27	-	-	-	-	250
Claims and claims expense	(5,728)	(2)	(5,730)	(92)	-	-	-	-	2	(5,820)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(286)	(154)	(219)	-	-	(659)
Amortization of deferred policy acquisition costs	(1,164)	-	(1,164)	(127)	(28)	(43)	(2)	-	-	(1,364)
Operating costs and expenses	(1,069)	(1)	(1,070)	(151)	(91)	(71)	(7)	(21)	31	(1,380)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	(15)	-	(15)
Amortization of purchased intangible assets	(1)	-	(1)	(31)	-	-	-	-	-	(32)
Restructuring and related charges	(18)	-	(18)	-	-	-	-	-	-	(18)
Interest expense	-	-	-	-	-	-	-	(83)	-	(83)
Underwriting income (loss)	$ 703	$ (3)	700							
Net investment income			291	9	127	19	190	12	-	648
Realized capital gains and losses			497	8	(5)	4	156	2	-	662
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(306)	3	(14)	(9)	(25)	23	-	(328)
Preferred stock dividends			-	-	-	-	-	(31)	-	(31)
Net income (loss) applicable to common shareholders			$ 1,182	$ (6)	$ 67	$ 34	$ 97	$ (113)	$ -	$ 1,261
Realized capital gains and losses, after-tax			(393)	(7)	4	(3)	(124)	(1)	-	(524)
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	11	-	11
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	3	-	-	3
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			1	24	-	-	-	-	-	25
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 789	$ 11 [1]	$ 73 [1]	$ 31 [1]	$ (25) [1]	$ (103) [1]	$ -	$ 776
					Three months ended March 31, 2018					
Premiums and contract charges	$ 8,019	$ -	$ 8,019	$ 267	$ 327	$ 286	$ 3	$ -	$ -	$ 8,902
Intersegment insurance premiums and service fees	-	-	-	29	-	-	-	-	(29)	-
Other revenue	174	-	174	16	26	-	-	-	-	216
Claims and claims expense	(5,035)	(3)	(5,038)	(93)	-	-	-	-	2	(5,129)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(275)	(157)	(233)	-	-	(665)
Amortization of deferred policy acquisition costs	(1,088)	-	(1,088)	(110)	(33)	(41)	(1)	-	-	(1,273)
Operating costs and expenses	(1,043)	-	(1,043)	(117)	(83)	(70)	(9)	(8)	27	(1,303)
Pension and other postretirement remeasurement gains and losses	-	-	-	-	-	-	-	(14)	-	(14)
Amortization of purchased intangible assets	(1)	-	(1)	(21)	-	-	-	-	-	(22)
Restructuring and related charges	(18)	-	(18)	(1)	-	-	-	-	-	(19)
Interest expense	-	-	-	-	-	-	-	(83)	-	(83)
Underwriting income (loss)	$ 1,008	$ (3)	1,005							
Net investment income			337	5	122	19	290	13	-	786
Realized capital gains and losses			(95)	(4)	(3)	(2)	(29)	(1)	-	(134)
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(257)	7	(14)	(8)	(5)	20	-	(257)
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 990	$ (22)	$ 67	$ 27	$ 17	$ (102)	$ -	$ 977
Realized capital gains and losses, after-tax			75	3	2	2	23	1	-	106
Pension and other postretirement remeasurement gains and losses, after-tax			-	-	-	-	-	11	-	11
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(4)	-	-	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Business combination expenses and the amortization of purchased intangible assets, after-tax			1	16	-	-	-	-	-	17
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Adjusted net income (loss) *			$ 1,066	$ (3) [1]	$ 71 [1]	$ 29 [1]	$ 35 [1]	$ (90) [1]	$ -	$ 1,108

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 1Q19 Supplement

4

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Assets					
Investments					
Fixed income securities, at fair value (1)	$ 58,202	$ 57,170	$ 57,663	$ 56,891	$ 56,674
Equity securities, at fair value (2)	5,802	5,036	6,965	6,888	6,986
Mortgage loans	4,681	4,670	4,592	4,535	4,679
Limited partnership interests	7,493	7,505	7,602	7,679	7,434
Short-term, at fair value	4,157	3,027	3,071	3,123	3,424
Other	3,786	3,852	4,075	4,125	4,092
Total investments	84,121	81,260	83,968	83,241	83,289
Cash	551	499	460	489	450
Premium installment receivables, net	6,201	6,154	6,196	5,953	5,856
Deferred policy acquisition costs	4,670	4,784	4,667	4,533	4,409
Reinsurance and indemnification recoverables, net	9,374	9,565	8,994	8,910	8,916
Accrued investment income	614	600	616	589	576
Property and equipment, net	1,047	1,045	1,032	1,040	1,060
Goodwill	2,547	2,530	2,189	2,189	2,189
Other assets	3,659	3,007	3,060	3,150	3,230
Separate Accounts	3,050	2,805	3,307	3,271	3,314
Total assets	$ 115,834	$ 112,249	$ 114,489	$ 113,365	$ 113,289
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 27,544	$ 27,423	$ 26,939	$ 26,623	$ 26,115
Reserve for life-contingent contract benefits	12,200	12,208	12,214	12,213	12,333
Contractholder funds	18,161	18,371	18,650	18,888	19,139
Unearned premiums	14,323	14,510	14,408	13,824	13,448
Claim payments outstanding	891	1,007	904	894	865
Deferred income taxes	817	425	667	723	723
Other liabilities and accrued expenses	8,977	7,737	7,291	7,359	7,232
Long-term debt	6,453	6,451	6,450	6,448	6,847
Separate Accounts	3,050	2,805	3,307	3,271	3,314
Total liabilities	92,416	90,937	90,830	90,243	90,016
Equity					
Preferred stock and additional capital paid-in (3)	1,930	1,930	2,303	2,303	2,303
Common stock (4)	9	9	9	9	9
Additional capital paid-in	3,291	3,310	3,441	3,391	3,367
Retained income	45,148	44,033	44,776	43,997	43,479
Deferred ESOP expense	(3)	(3)	(3)	(3)	(3)
Treasury stock, at cost (5)	(28,042)	(28,085)	(27,011)	(26,818)	(26,280)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	972	(2)	(16)	54	187
Unrealized foreign currency translation adjustments	(44)	(49)	(23)	(9)	(3)
Unamortized pension and other postretirement prior service credit	157	169	183	198	214
Total accumulated other comprehensive income	1,085	118	144	243	398
Total shareholders' equity	23,418	21,312	23,659	23,122	23,273
Total liabilities and shareholders' equity	$ 115,834	$ 112,249	$ 114,489	$ 113,365	$ 113,289

(1) Amortized cost was $56,831, $57,134, $57,618, $56,750 and $56,209 as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(2) Cost was $4,767, $4,489, $5,741, $5,846 and $5,928 as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(3) Preferred shares outstanding were 79.8 thousand at March 31, 2019 and December 31, 2018 and 95.2 thousand at September 30, 2018, June 30, 2018 and March 31, 2018.

(4) Common shares outstanding were 333,056,875; 331,908,805; 344,950,779; 346,600,485 and 352,133,515 as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5) Treasury shares outstanding were 567 million, 568 million, 555 million, 553 million and 548 million as of March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

The Allstate Corporation 1Q19 Supplement

5

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Book value per common share					
Numerator:					
Common shareholders' equity [(1)]	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	337.9	336.7	350.9	351.9	357.7
Book value per common share	$ 63.59	$ 57.56	$ 60.86	$ 59.16	$ 58.62
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities					
Numerator:					
Common shareholders' equity	$ 21,488	$ 19,382	$ 21,356	$ 20,819	$ 20,970
Less: Unrealized net capital gains and losses on fixed income securities	975	-	(15)	55	187
Adjusted common shareholders' equity	$ 20,513	$ 19,382	$ 21,371	$ 20,764	$ 20,783
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	337.9	336.7	350.9	351.9	357.7
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 60.71	$ 57.56	$ 60.90	$ 59.01	$ 58.10

(1) Excludes equity related to preferred stock of $1,930 million at March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented.

The Allstate Corporation 1Q19 Supplement

6

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Common Shareholders' Equity					
Numerator:					
Net income applicable to common shareholders [1]	$ 2,296 [4]	$ 2,012 [4]	$ 3,891 [4]	$ 3,759 [4]	$ 3,630 [4]
Denominator:					
Beginning common shareholders' equity	$ 20,970	$ 20,805	$ 20,508	$ 19,806	$ 19,495
Ending common shareholders' equity [2]	21,488	19,382	21,356	20,819	20,970
Average common shareholders' equity [3]	$ 21,229	$ 20,094	$ 20,932	$ 20,313	$ 20,233
Return on common shareholders' equity	10.8 %	10.0 %	18.6 %	18.5 %	17.9 %
Adjusted Net Income Return on Common Shareholders' Equity					
Numerator:					
Adjusted net income * [1]	$ 2,797	$ 3,129	$ 3,400	$ 3,322	$ 3,157
Denominator:					
Beginning common shareholders' equity	$ 20,970	$ 20,805	$ 20,508	$ 19,806	$ 19,495
Less: Unrealized net capital gains and losses	187	1,662	1,651	1,526	1,256
Adjusted beginning common shareholders' equity	20,783	19,143	18,857	18,280	18,239
Ending common shareholders' equity	21,488	19,382	21,356	20,819	20,970
Less: Unrealized net capital gains and losses	972	(2)	(16)	54	187
Adjusted ending common shareholders' equity	20,516	19,384	21,372	20,765	20,783
Average adjusted common shareholders' equity [3]	$ 20,650	$ 19,264	$ 20,115	$ 19,523	$ 19,511
Adjusted net income return on common shareholders' equity *	13.5 %	16.2 %	16.9 %	17.0 %	16.2 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Excludes equity related to preferred stock of $1,930 million at March 31, 2019 and December 31, 2018 and $2,303 million for all other periods presented.

(3) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

(4) Includes a $29 million Tax Legislation benefit for the periods ended March 31, 2019 and December 31, 2018, $540 million benefit for the period ended September 30, 2018, and a $509 million benefit for all other periods presented.

The Allstate Corporation 1Q19 Supplement

7

The Allstate Corporation Debt to Capital March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2019 2018 2018 2018 2018 Debt Short-term debt $ - $ - $ - $ - $ - Long-term debt 6,453 6,451 6,450 6,448 6,847 Total debt $ 6,453 $ 6,451 $ 6,450 $ 6,448 $ 6,847 Capital resources Debt $ 6,453 $ 6,451 $ 6,450 $ 6,448 $ 6,847 Shareholders' equity Preferred stock and additional capital paid-in 1,930 1,930 2,303 2,303 2,303 Common stock 9 9 9 9 9 Additional capital paid-in 3,291 3,310 3,441 3,391 3,367 Retained income 45,148 44,033 44,776 43,997 43,479 Deferred ESOP expense (3) (3) (3) (3) (3) Treasury stock (28,042) (28,085) (27,011) (26,818) (26,280) Unrealized net capital gains and losses 972 (2) (16) 54 187 Unrealized foreign currency translation adjustments (44) (49) (23) (9) (3) Unamortized pension and other postretirement prior service credit 157 169 183 198 214 Total shareholders' equity 23,418 21,312 23,659 23,122 23,273 Total capital resources $ 29,871 $ 27,763 $ 30,109 $ 29,570 $ 30,120 Ratio of debt to shareholders' equity 27.6% 30.3% 27.3% 27.9% 29.4% Ratio of debt to capital resources 21.6% 23.2% 21.4% 21.8% 22.7% The Allstate Corporation 1Q19 Supplement 8

The Allstate Corporation
Consolidated Statements of Cash Flows

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Cash flows from operating activities					
Net income	$ 1,292	$ (542)	$ 979	$ 717	$ 1,006
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, amortization and other non-cash items	157	135	128	126	122
Realized capital gains and losses	(662)	894	(176)	25	134
Pension and other postretirement remeasurement gains and losses	15	500	(39)	(7)	14
Gain on disposition of operations	(1)	(2)	(1)	(2)	(1)
Interest credited to contractholder funds	162	165	163	165	161
Changes in:					
Policy benefits and other insurance reserves	(114)	379	112	342	(364)
Unearned premiums	(201)	130	574	415	(204)
Deferred policy acquisition costs	33	(93)	(123)	(90)	10
Premium installment receivables, net	(39)	26	(237)	(127)	(58)
Reinsurance recoverables, net	179	(553)	(94)	3	(12)
Income taxes	303	(202)	60	(427)	189
Other operating assets and liabilities	(410)	520	382	324	(371)
Net cash provided by operating activities	714	1,357	1,728	1,464	626
Cash flows from investing activities					
Proceeds from sales					
Fixed income securities	9,034	6,960	6,708	8,896	10,619
Equity securities	633	2,222	1,061	2,438	1,138
Limited partnership interests	241	274	308	129	53
Other investments	44	299	99	59	76
Investment collections					
Fixed income securities	628	1,078	946	859	583
Mortgage loans	104	151	63	269	46
Other investments	68	118	135	113	122
Investment purchases					
Fixed income securities	(9,056)	(7,911)	(8,648)	(10,612)	(9,789)
Equity securities	(871)	(1,145)	(890)	(2,366)	(1,535)
Limited partnership interests	(282)	(362)	(444)	(458)	(415)
Mortgage loans	(114)	(229)	(119)	(124)	(192)
Other investments	(89)	(178)	(151)	(205)	(330)
Change in short-term investments, net	(552)	160	(153)	1,021	(1,533)
Change in other investments, net	47	(70)	7	(8)	(27)
Purchases of property and equipment, net	(80)	(82)	(67)	(66)	(62)
Acquisition of operations	(18)	(548)	-	(5)	(5)
Net cash (used in) provided by investing activities	(263)	737	(1,145)	(60)	(1,251)
Cash flows from financing activities					
Proceeds from issuance of long-term debt	-	-	-	-	498
Redemption and repayment of long-term debt	-	1	-	(401)	-
Redemption of preferred stock	-	(385)	-	-	-
Proceeds from issuance of preferred stock	-	-	-	(1) [1]	558
Contractholder fund deposits	254	254	250	253	253
Contractholder fund withdrawals	(458)	(493)	(477)	(505)	(492)
Dividends paid on common stock	(158)	(159)	(160)	(163)	(132)
Dividends paid on preferred stock	(31)	(37)	(39)	(29)	(29)
Treasury stock purchases	-	(1,241)	(224)	(568)	(270)
Shares reissued under equity incentive plans, net	(5)	7	38	18	10
Other	(1)	(2)	-	31	62
Net cash (used in) provided by financing activities	(399)	(2,055)	(612)	(1,365)	458
Net increase (decrease) in cash	52	39	(29)	39	(167)
Cash at beginning of period	499	460	489	450	617
Cash at end of period	$ 551	$ 499	$ 460	$ 489	$ 450

[1] Represents payment of issuance costs for March 29, 2018 preferred stock issuance.

The Allstate Corporation 1Q19 Supplement

9

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2019							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2019		
	Beginning balance Dec. 31, 2018	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance March 31, 2019	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,618	$ 1,128	$ (1,164)	$ -	$ -	$ -	$ 1,582	$ 1,582	$ -	$ 1,582
Service Businesses	1,290	139	(127)	-	-	-	1,302	1,302	-	1,302
Allstate Life										
Traditional life and accident and health	489	15	(12)	-	-	-	492	492	-	492
Interest-sensitive life	811	15	(14)	(2)	-	(81)	729	845	(116)	729
Subtotal	1,300	30	(26)	(2)	-	(81)	1,221	1,337	(116)	1,221
Allstate Benefits										
Traditional life and accident and health	408	31	(37)	-	-	-	402	402	-	402
Interest-sensitive life	141	5	(6)	-	-	(2)	138	139	(1)	138
Subtotal	549	36	(43)	-	-	(2)	540	541	(1)	540
Allstate Annuities										
Fixed annuity	27	-	(2)	-	-	-	25	25	-	25
Consolidated	$ 4,784	$ 1,333	$ (1,362)	$ (2)	$ -	$ (83)	$ 4,670	$ 4,787	$ (117)	$ 4,670

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2018							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2018		
	Beginning balance Dec. 31, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance March 31, 2018	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,510	$ 1,062	$ (1,088)	$ -	$ -	$ -	$ 1,484	$ 1,484	$ -	$ 1,484
Service Businesses	954	279	(110)	-	-	-	1,123	1,123	-	1,123
Allstate Life										
Traditional life and accident and health	465	14	(11)	-	-	-	468	468	-	468
Interest-sensitive life	687	16	(20)	(2)	-	79	760	866	(106)	760
Subtotal	1,152	30	(31)	(2)	-	79	1,228	1,334	(106)	1,228
Allstate Benefits										
Traditional life and accident and health	403	35	(35)	-	-	-	403	403	-	403
Interest-sensitive life	139	5	(6)	-	-	1	139	139	-	139
Subtotal	542	40	(41)	-	-	1	542	542	-	542
Allstate Annuities										
Fixed annuity	33	-	(1)	-	-	-	32	32	-	32
Consolidated	$ 4,191	$ 1,411	$ (1,271)	$ (2)	$ -	$ 80	$ 4,409	$ 4,515	$ (106)	$ 4,409

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.
(2) Included as a component of amortization of DAC on the Condensed Consolidated Statements of Operations.

The Allstate Corporation 1Q19 Supplement
10

The Allstate Corporation
Policies in Force and Other Statistics

	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Policies in Force statistics (in thousands) [1]					
Allstate Protection					
Allstate brand					
Auto	20,145	20,104	19,912	19,810	19,617
Homeowners	6,198	6,186	6,145	6,121	6,093
Landlord	676	681	683	688	692
Renter	1,655	1,642	1,626	1,612	1,599
Condominium	668	668	665	664	663
Other	1,307	1,304	1,297	1,287	1,276
Other personal lines	4,306	4,295	4,271	4,251	4,230
Commercial lines	230	231	231	234	238
Total	30,879	30,816	30,559	30,416	30,178
Esurance brand					
Auto	1,548	1,488	1,463	1,432	1,399
Homeowners	98	95	92	88	84
Other personal lines	48	46	46	46	45
Total	1,694	1,629	1,601	1,566	1,528
Encompass brand					
Auto	499	502	504	507	517
Homeowners	237	239	240	243	248
Other personal lines	78	78	80	81	83
Total	814	819	824	831	848
Allstate Protection Policies in Force	33,387	33,264	32,984	32,813	32,554
Service Businesses					
SquareTrade	77,866	68,588	52,151	44,459	41,806
InfoArmor	1,211	1,040	-	-	-
Allstate Roadside Services	649	663	671	681	692
Allstate Dealer Services	3,863	3,896	3,919	3,959	4,026
Total	83,589	74,187	56,741	49,099	46,524
Allstate Life	2,012	2,022	2,018	2,019	2,018
Allstate Benefits	4,322	4,208	4,241	4,283	4,260
Allstate Annuities	206	211	215	220	225
Total Policies in Force	123,516	113,892	96,199	88,434	85,581
Agency Data [2]					
Total Allstate agencies [3]	12,700	12,700	12,400	12,300	12,300
Licensed sales professionals [4]	26,800	26,900	25,600	25,200	24,700
Allstate independent agencies [5][6]	3,000	2,700	2,600	2,600	2,500

(1) Policy counts are based on items rather than customers.
- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- Commercial lines PIF for the agreement with a transportation network company reflects corporate contracts as opposed to individual driver counts.
- Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.
- Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- SquareTrade represents active consumer product protection plans.
- InfoArmor reflects individual customer counts for identity protection products.
- Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.
- Allstate Benefits reflects certificate counts as opposed to group counts.

(2) Rounded to the nearest hundred.

(3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada.

(4) Represents employees of Allstate agencies who are licensed to sell Allstate products.

(5) Includes 816 and 919 engaged Allstate independent agencies ("AIAs") as of March 31, 2019 and December 31, 2018, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written.

(6) Beginning March 31, 2019, includes separate agency counts for agencies operating out of multiple locations, which increased the total agencies by approximately 200.

The Allstate Corporation 1Q19 Supplement

11

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Allstate Protection					
Allstate brand [1]					
Auto	$ 5,395	$ 5,272	$ 5,357	$ 5,211	$ 5,151
Homeowners	1,565	1,777	2,008	1,949	1,465
Landlord	124	133	139	131	121
Renter	69	70	86	77	69
Condominium	62	68	73	72	59
Other	144	149	174	195	126
Other personal lines	399	420	472	475	375
Commercial lines	185	177	173	172	137
Total	7,544	7,646	8,010	7,807	7,128
Esurance brand					
Auto	532	452	487	430	470
Homeowners	25	23	30	27	21
Other personal lines	2	2	2	2	2
Total	559	477	519	459	493
Encompass brand					
Auto	120	130	143	146	118
Homeowners	86	98	106	108	86
Other personal lines	18	19	22	21	19
Total	224	247	271	275	223
Total Allstate Protection					
Auto	6,047	5,854	5,987	5,787	5,739
Homeowners	1,676	1,898	2,144	2,084	1,572
Other personal lines	419	441	496	498	396
Commercial lines	185	177	173	172	137
Total	8,327	8,370	8,800	8,541	7,844
Discontinued Lines and Coverages	-	-	-	-	-
Total Property-Liability	$ 8,327	$ 8,370	$ 8,800	$ 8,541	$ 7,844
Service Businesses [2]					
SquareTrade	$ 206	$ 323	$ 194	$ 126	$ 130
Allstate Roadside Services	63	61	65	68	65
Allstate Dealer Services	99	105	99	103	92
Total	$ 368	$ 489	$ 358	$ 297	$ 287
Total premiums written	$ 8,695	$ 8,859	$ 9,158	$ 8,838	$ 8,131
Non-Proprietary Premiums					
Ivantage [3]	$ 1,806	$ 1,780	$ 1,758	$ 1,719	$ 1,679
Answer Financial [4]	145	140	156	156	148
[1] Canada premiums included in Allstate brand					
Auto	$ 205	$ 220	$ 244	$ 245	$ 186
Homeowners	58	68	77	77	50
Other personal lines	20	23	25	29	14
Total	$ 283	$ 311	$ 346	$ 351	$ 250

[2] There are no premiums written for Arity or InfoArmor, which are part of the Service Businesses segment. Revenues for Arity and InfoArmor are reported as intersegment service fees and other revenue, respectively.

[3] Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018 were $37.3 million, $39.3 million, $45.2 million, $43.5 million and $37.2 million, respectively.

[4] Represents non-proprietary premiums written for the period. Commissions earned for the three months ended March 31, 2019 were $20.2 million.

The Allstate Corporation 1Q19 Supplement

12

The Allstate Corporation Catastrophe Losses ($ in millions) Three months ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2018 2018 2018 2018 Allstate Protection Allstate brand Auto $ 68 $ 53 $ 113 $ 160 $ (1) Homeowners 511 (1) 798 (1) 418 627 300 Other personal lines 64 87 51 46 27 Commercial lines 1 9 6 4 3 Total 644 947 588 837 329 Esurance brand Auto 3 2 8 15 2 Homeowners 3 4 6 14 1 Total 6 6 14 29 3 Encompass brand Auto 3 (1) 2 4 1 Homeowners 25 9 20 34 26 Other personal lines 2 2 1 2 2 Total 30 10 23 40 29 Total Allstate Protection Auto 74 54 123 179 2 Homeowners 539 811 444 675 327 Other personal lines 66 89 52 48 29 Commercial lines 1 9 6 4 3 Total 680 963 625 906 361 Discontinued Lines and Coverages - - - - - Total Property-Liability $ 680 $ 963 $ 625 $ 906 $ 361 Service Businesses $ - $ - $ - $ - $ - Total catastrophe losses $ 680 $ 963 $ 625 $ 906 $ 361 (1) Includes $15 million and $60 million of reinstatement reinsurance premiums for the periods ended March 31, 2019 and December 31, 2018, respectively, related to the 2018 Camp Fire. The Allstate Corporation 1Q19 Supplement 13

The Allstate Corporation
Property-Liability Results

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Premiums written	$ 8,327	$ 8,370	$ 8,800	$ 8,541	$ 7,844
Decrease (increase) in unearned premiums	179	99	(505)	(347)	209
Other	1	(47)	25	(5)	(34)
Premiums earned	8,507	8,422	8,320	8,189	8,019
Other revenue	176	188	192	184	174
Claims and claims expense	(5,730)	(5,991)	(5,717)	(5,689)	(5,038)
Amortization of deferred policy acquisition costs	(1,164)	(1,144)	(1,133)	(1,110)	(1,088)
Operating costs and expenses	(1,071)	(1,180)	(1,143)	(1,098)	(1,044)
Restructuring and related charges	(18)	(9)	(12)	(21)	(18)
Underwriting income	700	286	507	455	1,005
Net investment income	291	364	410	353	337
Income tax expense on operations	(202)	(119)	(185)	(166)	(277)
Realized capital gains and losses, after-tax	393	(516)	103	(12)	(75)
Tax Legislation expense	-	(2)	(3)	-	-
Net income applicable to common shareholders	$ 1,182	$ 13	$ 832	$ 630	$ 990
Catastrophe losses	$ 680	$ 963	$ 625	$ 906	$ 361
Amortization of purchased intangible assets	$ 1	$ 3	$ 4	$ 3	$ 1
Operating ratios					
Claims and claims expense ("loss") ratio	67.4	71.1	68.7	69.4	62.9
Expense ratio [(1)]	24.4	25.5	25.2	25.0	24.6
Combined ratio	91.8	96.6	93.9	94.4	87.5
Loss ratio	67.4	71.1	68.7	69.4	62.9
Less: effect of catastrophe losses	8.0	11.4	7.5	11.1	4.5
effect of prior year non-catastrophe reserve reestimates	(0.4)	(1.1)	0.2	(1.7)	(0.6)
Underlying loss ratio *	59.8	60.8	61.0	60.0	59.0
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	91.8	96.6	93.9	94.4	87.5
Effect of catastrophe losses	(8.0)	(11.4)	(7.5)	(11.1)	(4.5)
Effect of prior year non-catastrophe reserve reestimates	0.4	1.1	(0.2)	1.7	0.6
Underlying combined ratio *	84.2	86.3	86.2	85.0	83.6
Effect of restructuring and related charges on combined ratio	0.2	0.1	0.1	0.3	0.2
Effect of Discontinued Lines and Coverages on combined ratio	0.1	-	1.0	-	0.1

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

14

The Allstate Corporation
Property-Liability Underwriting Results by Area of Business

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Property-Liability Underwriting Summary					
Allstate Protection	$ 703	$ 290	$ 587	$ 458	$ 1,008
Discontinued Lines and Coverages	(3)	(4)	(80)	(3)	(3)
Underwriting income	$ 700	$ 286	$ 507	$ 455	$ 1,005
Allstate Protection Underwriting Summary					
Premiums written	$ 8,327	$ 8,370	$ 8,800	$ 8,541	$ 7,844
Premiums earned	$ 8,507	$ 8,422	$ 8,320	$ 8,189	$ 8,019
Other revenue	176	188	192	184	174
Claims and claims expense	(5,728)	(5,989)	(5,637)	(5,687)	(5,035)
Amortization of deferred policy acquisition costs	(1,164)	(1,144)	(1,133)	(1,110)	(1,088)
Operating costs and expenses	(1,070)	(1,178)	(1,143)	(1,097)	(1,044)
Restructuring and related charges	(18)	(9)	(12)	(21)	(18)
Underwriting income	$ 703	$ 290	$ 587	$ 458	$ 1,008
Catastrophe losses	$ 680	$ 963	$ 625	$ 906	$ 361
Operating ratios					
Loss ratio	67.3	71.1	67.7	69.4	62.8
Expense ratio [1]	24.4	25.5	25.2	25.0	24.6
Combined ratio	91.7	96.6	92.9	94.4	87.4
Effect of catastrophe losses on combined ratio	8.0	11.4	7.5	11.1	4.5
Effect of restructuring and related charges on combined ratio	0.2	0.1	0.1	0.3	0.2
Discontinued Lines and Coverages Underwriting Summary					
Premiums written	$ -	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(2)	(2)	(80)	(2)	(3)
Operating costs and expenses	(1)	(2)	-	(1)	-
Underwriting loss	$ (3)	$ (4)	$ (80)	$ (3)	$ (3)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.1	-	1.0	-	0.1
Allstate Protection Underwriting Income (Loss) by Brand					
Allstate brand	$ 702	$ 306	$ 587	$ 463	$ 1,001
Esurance brand	3	(9)	(10)	(9)	3
Encompass brand	(2)	(4)	11	5	6
Answer Financial	-	(3)	(1)	(1)	(2)
Underwriting income	$ 703	$ 290	$ 587	$ 458	$ 1,008

[1] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

15

The Allstate Corporation
Property-Liability Catastrophe Experience

Catastrophe by Size of Event

($ in millions)

Three months ended March 31, 2019

Size of catastrophe	Number of events		Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	-	- %	$ -	- %	-	$ -
$101 million to $250 million	1	4.6	225	33.1	2.7	225
$50 million to $100 million	3	13.6	225	33.1	2.7	75
Less than $50 million	18	81.8	177	26.0	2.0	10
Total	22	100.0 %	627	92.2	7.4	29
Prior year reserve reestimates			53	7.8	0.6	
Total catastrophe losses			$ 680	100.0 %	8.0	

Effect of Catastrophe Losses on the Combined Ratio (1)

	Effect of all catastrophe losses on the combined ratio Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	Premiums earned year-to-date	Total catastrophe losses by year	Excludes the effect of catastrophe losses relating to earthquakes and hurricanes: Total catastrophe losses by year	Effect on the property and casualty combined ratio
2010	10.0	9.8	5.9	8.3	8.5	$ 25,957	$ 2,207	$ 2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9	28,929	1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7	30,309	1,719	1,749	5.8
2016	10.9	12.5	6.2	3.9	8.4	30,727	2,571	2,419	7.9
2017	10.1	12.7	10.9	7.5	10.3	31,433	3,228	2,611	8.3
2018	4.5	11.1	7.5	11.4	8.7	32,950	2,855	2,653	8.1
2019	8.0					8,507	680	683	8.0
Average	6.8	14.2	7.0	6.2	8.5				7.6

(1) Catastrophe losses and the effect on the combined ratio for 2016 - 2019 do not include Service Businesses. The periods 2010 through 2015 include historical Property-Liability results, which include Allstate Protection, Discontinued Lines and Coverages and Service Businesses. The effect on the combined ratio is calculated using the total premiums earned.

The Allstate Corporation 1Q19 Supplement

16

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Prior Year Reserve Reestimates [1]					
Allstate Protection					
Allstate brand					
Auto	$ (58)	$ (94)	$ (97)	$ (155)	$ (101)
Homeowners	46	(35)	(17)	24	27
Other personal lines	10	12	8	(6)	(6)
Commercial lines	4	1	42	45	20
Total	2	(116)	(64)	(92)	(60)
Esurance brand					
Auto	4	2	-	(1)	1
Homeowners	(1)	1	1	1	(1)
Other personal lines	-	-	(1)	-	-
Total	3	3	-	-	-
Encompass brand					
Auto	-	(7)	(2)	(1)	-
Homeowners	8	2	3	2	6
Other personal lines	(3)	(4)	(4)	(6)	-
Total	5	(9)	(3)	(5)	6
Discontinued Lines and Coverages	2	2	80	2	3
Total Property-Liability	$ 12	$ (120)	$ 13	$ (95)	$ (51)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]					
Allstate Protection					
Auto	(0.6)	(1.1)	(1.2)	(1.9)	(1.2)
Homeowners	0.6	(0.4)	(0.1)	0.3	0.4
Other personal lines	0.1	0.1	-	(0.1)	(0.1)
Commercial lines	-	-	0.5	0.5	0.2
Total	0.1	(1.4)	(0.8)	(1.2)	(0.7)
Discontinued Lines and Coverages	0.1	-	1.0	-	0.1
Total Property-Liability	0.2	(1.4)	0.2	(1.2)	(0.6)
Allstate Protection by brand					
Allstate brand	-	(1.3)	(0.8)	(1.1)	(0.8)
Esurance brand	-	-	-	-	-
Encompass brand	0.1	(0.1)	-	(0.1)	0.1
Total	0.1	(1.4)	(0.8)	(1.2)	(0.7)

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 1Q19 Supplement

17

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Allstate Protection [1]					
Allstate brand					
Auto	$ (1)	$ (2)	$ (4)	$ (5)	$ (27)
Homeowners	42 [3]	(19)	2	41 [4]	27
Other personal lines	9	1	-	-	(3)
Commercial lines	(1)	-	-	1	(1)
Total	49	(20)	(2)	37	(4)
Esurance brand					
Homeowners	-	-	1	1	-
Total	-	-	1	1	-
Encompass brand					
Auto	-	-	(1)	-	-
Homeowners	4	-	3	2	7
Other personal lines	-	-	-	-	1
Total	4	-	2	2	8
Total Allstate Protection					
Auto	(1)	(2)	(5)	(5)	(27)
Homeowners	46	(19)	6	44	34
Other personal lines	9	1	-	-	(2)
Commercial lines	(1)	-	-	1	(1)
Total	53	(20)	1	40	4
Discontinued Lines and Coverages	-	-	-	-	-
Total Property-Liability	$ 53	$ (20)	$ 1	$ 40	$ 4
Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio [1][2]					
Allstate Protection					
Auto	-	-	(0.1)	(0.1)	(0.4)
Homeowners	0.5	(0.3)	0.1	0.6	0.4
Other personal lines	0.1	-	-	-	-
Commercial lines	-	-	-	-	-
Total	0.6	(0.3)	-	0.5	-
Allstate Protection by brand					
Allstate brand	0.6	(0.3)	-	0.5	(0.1)
Esurance brand	-	-	-	-	-
Encompass brand	-	-	-	-	0.1
Total	0.6	(0.3)	-	0.5	-

(1) Favorable reserve reestimates are shown in parentheses.
(2) Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned or incur claims and claims expense related to catastrophes.
(3) Includes $15 million of reinstatement reinsurance premiums incurred during the period related to the 2018 Camp Fire.
(4) Includes $37 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey which occurred in third quarter 2017.

The Allstate Corporation 1Q19 Supplement

18

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended March 31, 2019 [1]			Three months ended December 31, 2018			Three months ended September 30, 2018		
	Number of locations [5]	Total brand (%) [6]	Location specific (%) [7]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3]	19	0.6	3.4	25	0.3	3.2	20	-	1.0
Homeowners [4]	20	2.1	5.5	18	1.1	4.6	10	0.4	3.6
Esurance brand									
Auto	9	0.6	4.1	8	0.3	1.3	14	0.9	3.4
Homeowners	2	2.0	18.2	1	0.4	9.9	-	-	-
Encompass brand									
Auto	3	0.5	4.5	4	0.5	2.6	7	0.6	4.6
Homeowners	4	1.4	10.8	3	1.2	8.2	11	2.7	7.8

	Three months ended June 30, 2018			Three months ended March 31, 2018			Three months ended December 31, 2017		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3]	21	0.5	2.5	24	0.3	2.4	25	1.2 [8]	5.4 [8]
Homeowners [4]	5	0.1	1.8	14	1.1	4.9	11	0.2	1.5
Esurance brand									
Auto	8	0.5	2.9	2	0.1	4.5	7	0.8	4.2
Homeowners	-	-	-	5	1.7	6.4	3	4.5	18.5
Encompass brand									
Auto	5	1.0	7.9	4	0.3	3.0	8	1.7	5.7
Homeowners	7	0.7	6.1	3	0.1	2.0	7	0.9	4.5

(1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending March 31, 2019 are estimated to total $297 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

(2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.6%, 0.2%, 0.4%, 0.1%, 1.2% and 0.5% for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3) Allstate brand auto rate changes were 1.4%, 1.1%, 2.0%, 2.4%, 2.6% and 4.0% for the trailing twelve months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(4) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 2.3%, 0.2%, 0.4%, 0.3%, 1.0% and 0.1% for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(5) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. In the second quarter of 2018, Esurance brand discontinued its operations in Canada. Encompass operates in 40 states and the District of Columbia.

(6) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(7) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(8) Includes a rate increase in California in fourth quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 0.5% and 4.2%, respectively, in fourth quarter 2017.

The Allstate Corporation 1Q19 Supplement

19

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Net premiums written	$ 7,544	$ 7,646	$ 8,010	$ 7,807	$ 7,128
Net premiums earned					
Auto	$ 5,321	$ 5,275	$ 5,210	$ 5,131	$ 5,046
Homeowners	1,811	1,787	1,769	1,742	1,727
Other personal lines	437	432	432	432	420
Commercial lines	183	178	176	165	136
Total	$ 7,752	$ 7,672	$ 7,587	$ 7,470	$ 7,329
Other revenue					
Auto	$ 57	$ 65	$ 56	$ 56	$ 54
Homeowners	11	12	11	11	11
Other personal lines	28	34	36	34	28
Commercial lines	1	1	2	1	2
Other business lines (1)	38	39	47	41	41
Total	$ 135	$ 151	$ 152	$ 143	$ 136
Incurred losses					
Auto	$ 3,485	$ 3,520	$ 3,495	$ 3,424	$ 3,189
Homeowners	1,254	1,445	1,125	1,308	995
Other personal lines	292	316	305	260	257
Commercial lines	139	141	184	166	107
Total	$ 5,170	$ 5,422	$ 5,109	$ 5,158	$ 4,548
Expenses					
Auto	$ 1,381	$ 1,419	$ 1,380	$ 1,378	$ 1,300
Homeowners	426	449	438	408	406
Other personal lines	143	161	157	145	140
Commercial lines	38	37	36	36	37
Other business lines (1)	27	29	32	25	33
Total	$ 2,015	$ 2,095	$ 2,043	$ 1,992	$ 1,916
Underwriting income (loss)					
Auto	$ 512	$ 401	$ 391	$ 385	$ 611
Homeowners	142	(95)	217	37	337
Other personal lines	30	(11)	6	61	51
Commercial lines	7	1	(42)	(36)	(6)
Other business lines (1)	11	10	15	16	8
Total	$ 702	$ 306	$ 587	$ 463	$ 1,001
Loss ratio	66.7	70.7	67.4	69.0	62.0
Expense ratio (2)	24.2	25.3	24.9	24.8	24.3
Combined ratio	90.9	96.0	92.3	93.8	86.3
Loss ratio	66.7	70.7	67.4	69.0	62.0
Less: effect of catastrophe losses	8.3	12.3	7.8	11.2	4.5
effect of prior year non-catastrophe reserve reestimates	(0.6)	(1.2)	(0.8)	(1.7)	(0.8)
Underlying loss ratio *	59.0	59.6	60.4	59.5	58.3
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	90.9	96.0	92.3	93.8	86.3
Effect of catastrophe losses	(8.3)	(12.3)	(7.8)	(11.2)	(4.5)
Effect of prior year non-catastrophe reserve reestimates	0.6	1.2	0.8	1.7	0.8
Underlying combined ratio *	83.2	84.9	85.3	84.3	82.6
Effect of prior year reserve reestimates on combined ratio	-	(1.5)	(0.8)	(1.2)	(0.8)
Effect of advertising expenses on combined ratio	1.9	2.5	2.5	2.0	1.6

(1) Other business lines represent commissions earned and other costs and expenses for Ivantage.

(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

20

The Allstate Corporation
Allstate Brand Statistics [1]

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
New Issued Applications (in thousands) [2]					
Auto	740	710	755	754	714
Homeowners	197	197	219	223	187
Average Premium - Gross Written ($) [3]					
Auto	578	578	572	566	564
Homeowners	1,267	1,243	1,238	1,226	1,212
Average Premium - Net Earned ($) [4]					
Auto	530	528	525	522	516
Homeowners	1,166	1,156	1,148	1,135	1,131
Annualized Average Premium ($) [5]					
Auto	1,057	1,050	1,047	1,036	1,029
Homeowners	1,169	1,156	1,152	1,138	1,134
Average Underlying Loss (Incurred Pure Premium) and Expense * ($) [6]					
Auto	953	978	963	956	920
Homeowners	745	712	751	716	716
Renewal Ratio (%) [7]					
Auto	88.8	88.5	88.7	88.5	88.3
Homeowners	88.4	88.5	88.3	87.7	87.5
Auto Property Damage (% change year-over-year)					
Gross claim frequency [8]	(1.6)	(2.5)	(2.7)	(2.9)	(2.5)
Paid claim frequency [8]	(3.6)	(0.6)	0.2	(3.0)	(3.0)
Paid claim severity [9]	6.1	7.4	7.7	3.7	4.7
Bodily Injury (% change year-over-year)					
Gross claim frequency [8]	(1.2)	(2.5)	(0.7)	(2.7)	(2.0)
Homeowners Excluding Catastrophe Losses (% change year-over-year)					
Gross claim frequency [8]	(0.2)	8.7	7.0	7.1	(1.1)
Paid claim frequency [8]	1.1	9.0	8.5	5.9	(4.0)
Paid claim severity [9]	0.5	(0.1)	3.4	5.0	14.4

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.

(3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5) Annualized Average Premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end.

(6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.

(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency.

(9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity.

The Allstate Corporation 1Q19 Supplement

21

The Allstate Corporation
Esurance Brand Profitability Measures and Statistics

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Net premiums written	$ 559	$ 477	$ 519	$ 459	$ 493
Net premiums earned					
Auto	$ 475	$ 466	$ 455	$ 439	$ 411
Homeowners	25	26	22	22	20
Other personal lines	2	2	2	2	2
Total	$ 502	$ 494	$ 479	$ 463	$ 433
Other revenue					
Auto	$ 20	$ 19	$ 21	$ 20	$ 20
Total	$ 20	$ 19	$ 21	$ 20	$ 20
Incurred losses					
Auto	$ 367	$ 374	$ 346	$ 334	$ 309
Homeowners	15	16	20	28	11
Other personal lines	2	2	-	2	1
Total	$ 384	$ 392	$ 366	$ 364	$ 321
Expenses					
Auto	$ 129	$ 123	$ 135	$ 120	$ 121
Homeowners	6	6	8	8	7
Other personal lines	-	1	1	-	1
Total	$ 135	$ 130	$ 144	$ 128	$ 129
Underwriting income (loss)					
Auto	$ (1)	$ (12)	$ (5)	$ 5	$ 1
Homeowners	4	4	(6)	(14)	2
Other personal lines	-	(1)	1	-	-
Total	$ 3	$ (9)	$ (10)	$ (9)	$ 3
Loss ratio	76.5	79.3	76.4	78.6	74.1
Expense ratio [(1)]	22.9	22.5	25.7	23.3	25.2
Combined ratio	99.4	101.8	102.1	101.9	99.3
Loss ratio	76.5	79.3	76.4	78.6	74.1
Less: effect of catastrophe losses	1.2	1.2	2.9	6.2	0.7
effect of prior year non-catastrophe reserve reestimates	0.6	0.6	(0.2)	(0.2)	-
Underlying loss ratio *	74.7	77.5	73.7	72.6	73.4
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	99.4	101.8	102.1	101.9	99.3
Effect of catastrophe losses	(1.2)	(1.2)	(2.9)	(6.2)	(0.7)
Effect of prior year non-catastrophe reserve reestimates	(0.6)	(0.6)	0.2	0.2	-
Effect of amortization of purchased intangible assets	(0.2)	(0.2)	(0.2)	-	(0.2)
Underlying combined ratio *	97.4	99.8	99.2	95.9	98.4
Effect of prior year reserve reestimates on combined ratio	0.6	0.6	-	-	-
Effect of advertising expenses on combined ratio	8.2	7.5	10.6	8.6	8.1
Policies in Force (in thousands)					
Auto	1,548	1,488	1,463	1,432	1,399
Homeowners	98	95	92	88	84
Other personal lines	48	46	46	46	45
	1,694	1,629	1,601	1,566	1,528
New Issued Applications (in thousands)					
Auto	180	153	166	156	158
Homeowners	7	6	9	9	8
Average Premium - Gross Written ($)					
Auto (6-month policy)	625	608	603	602	605
Homeowners (12-month policy)	1,016	974	984	977	970
Renewal Ratio (%)					
Auto	83.9	82.8	82.9	84.3	83.5
Homeowners	84.8	84.4	85.9	86.2	84.4

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

22

The Allstate Corporation
Encompass Brand Profitability Measures and Statistics

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Net premiums written	$ 224	$ 247	$ 271	$ 275	$ 223
Net premiums earned					
Auto	$ 134	$ 135	$ 133	$ 135	$ 134
Homeowners	99	101	100	100	101
Other personal lines	20	20	21	21	22
Total	$ 253	$ 256	$ 254	$ 256	$ 257
Other revenue					
Auto	$ 1	$ 1	$ -	$ 1	$ 1
Homeowners	-	-	1	1	-
Total	$ 1	$ 1	$ 1	$ 2	$ 1
Incurred losses					
Auto	$ 91	$ 99	$ 83	$ 82	$ 85
Homeowners	72	58	70	75	65
Other personal lines	11	18	9	8	16
Total	$ 174	$ 175	$ 162	$ 165	$ 166
Expenses					
Auto	$ 45	$ 45	$ 42	$ 45	$ 45
Homeowners	31	33	34	34	34
Other personal lines	6	8	6	9	7
Total	$ 82	$ 86	$ 82	$ 88	$ 86
Underwriting income (loss)					
Auto	$ (1)	$ (8)	$ 8	$ 9	$ 5
Homeowners	(4)	10	(3)	(8)	2
Other personal lines	3	(6)	6	4	(1)
Total	$ (2)	$ (4)	$ 11	$ 5	$ 6
Loss ratio	68.8	68.4	63.8	64.4	64.6
Expense ratio [(1)]	32.0	33.2	31.9	33.6	33.1
Combined ratio	100.8	101.6	95.7	98.0	97.7
Loss ratio	68.8	68.4	63.8	64.4	64.6
Less: effect of catastrophe losses	11.9	3.9	9.1	15.6	11.3
effect of prior year non-catastrophe reserve reestimates	0.4	(3.5)	(2.0)	(2.8)	(0.8)
Underlying loss ratio *	56.5	68.0	56.7	51.6	54.1
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	100.8	101.6	95.7	98.0	97.7
Effect of catastrophe losses	(11.9)	(3.9)	(9.1)	(15.6)	(11.3)
Effect of prior year non-catastrophe reserve reestimates	(0.4)	3.5	2.0	2.8	0.8
Underlying combined ratio *	88.5	101.2	88.6	85.2	87.2
Effect of prior year reserve reestimates on combined ratio	2.0	(3.5)	(1.2)	(2.0)	2.3
Effect of advertising expenses on combined ratio	-	0.4	-	0.4	-
Policies in Force (in thousands)					
Auto	499	502	504	507	517
Homeowners	237	239	240	243	248
Other personal lines	78	78	80	81	83
	814	819	824	831	848
New Issued Applications (in thousands)					
Auto	20	19	21	19	17
Homeowners	9	9	10	10	8
Average Premium - Gross Written ($)					
Auto (12-month policy)	1,134	1,136	1,115	1,104	1,116
Homeowners (12-month policy)	1,768	1,766	1,730	1,701	1,698
Renewal Ratio (%)					
Auto	77.7	77.5	76.4	73.3	72.5
Homeowners	82.1	81.8	80.9	78.9	78.3

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

23

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Allstate brand auto					
Net premiums written	$ 5,395	$ 5,272	$ 5,357	$ 5,211	$ 5,151
Net premiums earned	$ 5,321	$ 5,275	$ 5,210	$ 5,131	$ 5,046
Other revenue	57	65	56	56	54
Incurred losses	(3,485)	(3,520)	(3,495)	(3,424)	(3,189)
Expenses	(1,381)	(1,419)	(1,380)	(1,378)	(1,300)
Underwriting income	$ 512	$ 401	$ 391	$ 385	$ 611
Loss ratio	65.5	66.7	67.1	66.7	63.2
Less: effect of catastrophe losses	1.3	1.0	2.2	3.1	-
effect of prior year non-catastrophe reserve reestimates	(1.1)	(1.7)	(1.8)	(2.9)	(1.5)
Underlying loss ratio *	65.3	67.4	66.7	66.5	64.7
Expense ratio [1]	24.9	25.7	25.4	25.8	24.7
Combined ratio	90.4	92.4	92.5	92.5	87.9
Effect of catastrophe losses	(1.3)	(1.0)	(2.2)	(3.1)	-
Effect of prior year non-catastrophe reserve reestimates	1.1	1.7	1.7	2.9	1.5
Underlying combined ratio *	90.2	93.1	92.0	92.3	89.4
Esurance brand auto					
Net premiums written	$ 532	$ 452	$ 487	$ 430	$ 470
Net premiums earned	$ 475	$ 466	$ 455	$ 439	$ 411
Other revenue	20	19	21	20	20
Incurred losses	(367)	(374)	(346)	(334)	(309)
Expenses	(129)	(123)	(135)	(120)	(121)
Underwriting (loss) income	$ (1)	$ (12)	$ (5)	$ 5	$ 1
Loss ratio	77.3	80.3	76.0	76.1	75.2
Less: effect of catastrophe losses	0.6	0.4	1.8	3.4	0.5
effect of prior year non-catastrophe reserve reestimates	0.9	0.4	-	(0.2)	0.3
Underlying loss ratio *	75.8	79.5	74.2	72.9	74.4
Expense ratio [1]	22.9	22.3	25.1	22.8	24.6
Combined ratio	100.2	102.6	101.1	98.9	99.8
Effect of catastrophe losses	(0.6)	(0.4)	(1.8)	(3.4)	(0.5)
Effect of prior year non-catastrophe reserve reestimates	(0.9)	(0.4)	-	0.2	(0.3)
Effect of amortization of purchased intangible assets	(0.2)	(0.3)	(0.2)	-	(0.2)
Underlying combined ratio *	98.5	101.5	99.1	95.7	98.8
Encompass brand auto					
Net premiums written	$ 120	$ 130	$ 143	$ 146	$ 118
Net premiums earned	$ 134	$ 135	$ 133	$ 135	$ 134
Other revenue	1	1	-	1	1
Incurred losses	(91)	(99)	(83)	(82)	(85)
Expenses	(45)	(45)	(42)	(45)	(45)
Underwriting (loss) income	$ (1)	$ (8)	$ 8	$ 9	$ 5
Loss ratio	67.9	73.3	62.4	60.7	63.4
Less: effect of catastrophe losses	2.2	(0.7)	1.5	3.0	0.8
effect of prior year non-catastrophe reserve reestimates	-	(5.3)	(0.7)	(0.8)	-
Underlying loss ratio *	65.7	79.3	61.6	58.5	62.6
Expense ratio [1]	32.8	32.6	31.6	32.6	32.9
Combined ratio	100.7	105.9	94.0	93.3	96.3
Effect of catastrophe losses	(2.2)	0.7	(1.5)	(3.0)	(0.8)
Effect of prior year non-catastrophe reserve reestimates	-	5.3	0.7	0.8	-
Underlying combined ratio *	98.5	111.9	93.2	91.1	95.5

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

24

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Allstate brand homeowners					
Net premiums written	$ 1,565	$ 1,777	$ 2,008	$ 1,949	$ 1,465
Net premiums earned	$ 1,811	$ 1,787	$ 1,769	$ 1,742	$ 1,727
Other revenue	11	12	11	11	11
Incurred losses	(1,254)	(1,445)	(1,125)	(1,308)	(995)
Expenses	(426)	(449)	(438)	(408)	(406)
Underwriting income (loss)	$ 142	$ (95)	$ 217	$ 37	$ 337
Loss ratio	69.3	80.9	63.6	75.1	57.6
Less: effect of catastrophe losses	28.2	44.6	23.6	36.0	17.4
effect of prior year non-catastrophe reserve reestimates	0.3	(0.9)	(1.1)	(1.0)	-
Underlying loss ratio *	40.8	37.2	41.1	40.1	40.2
Expense ratio [1]	22.9	24.4	24.1	22.8	22.9
Combined ratio	92.2	105.3	87.7	97.9	80.5
Effect of catastrophe losses	(28.2)	(44.6)	(23.6)	(36.0)	(17.4)
Effect of prior year non-catastrophe reserve reestimates	(0.3)	0.9	1.1	1.0	-
Underlying combined ratio *	63.7	61.6	65.2	62.9	63.1
Esurance brand homeowners					
Net premiums written	$ 25	$ 23	$ 30	$ 27	$ 21
Net premiums earned	$ 25	$ 26	$ 22	$ 22	$ 20
Incurred losses	(15)	(16)	(20)	(28)	(11)
Expenses	(6)	(6)	(8)	(8)	(7)
Underwriting income (loss)	$ 4	$ 4	$ (6)	$ (14)	$ 2
Loss ratio	60.0	61.5	90.9	127.3	55.0
Less: effect of catastrophe losses	12.0	15.4	27.3	63.6	5.0
effect of prior year non-catastrophe reserve reestimates	(4.0)	3.8	-	-	(5.0)
Underlying loss ratio *	52.0	42.3	63.6	63.7	55.0
Expense ratio [1]	24.0	23.1	36.4	36.3	35.0
Combined ratio	84.0	84.6	127.3	163.6	90.0
Effect of catastrophe losses	(12.0)	(15.4)	(27.3)	(63.6)	(5.0)
Effect of prior year non-catastrophe reserve reestimates	4.0	(3.8)	-	-	5.0
Underlying combined ratio *	76.0	65.4	100.0	100.0	90.0
Encompass brand homeowners					
Net premiums written	$ 86	$ 98	$ 106	$ 108	$ 86
Net premiums earned	$ 99	$ 101	$ 100	$ 100	$ 101
Other revenue	-	-	1	1	-
Incurred losses	(72)	(58)	(70)	(75)	(65)
Expenses	(31)	(33)	(34)	(34)	(34)
Underwriting (loss) income	$ (4)	$ 10	$ (3)	$ (8)	$ 2
Loss ratio	72.7	57.4	70.0	75.0	64.3
Less: effect of catastrophe losses	25.3	8.9	20.0	34.0	25.7
effect of prior year non-catastrophe reserve reestimates	4.0	2.0	-	-	(1.0)
Underlying loss ratio *	43.4	46.5	50.0	41.0	39.6
Expense ratio [1]	31.3	32.7	33.0	33.0	33.7
Combined ratio	104.0	90.1	103.0	108.0	98.0
Effect of catastrophe losses	(25.3)	(8.9)	(20.0)	(34.0)	(25.7)
Effect of prior year non-catastrophe reserve reestimates	(4.0)	(2.0)	-	-	1.0
Underlying combined ratio *	74.7	79.2	83.0	74.0	73.3

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

25

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Allstate brand other personal lines					
Net premiums written	$ 399	$ 420	$ 472	$ 475	$ 375
Net premiums earned	$ 437	$ 432	$ 432	$ 432	$ 420
Other revenue	28	34	36	34	28
Incurred losses	(292)	(316)	(305)	(260)	(257)
Expenses	(143)	(161)	(157)	(145)	(140)
Underwriting income (loss)	$ 30	$ (11)	$ 6	$ 61	$ 51
Loss ratio	66.8	73.1	70.6	60.2	61.2
Less: effect of catastrophe losses	14.6	20.1	11.8	10.7	6.5
effect of prior year non-catastrophe reserve reestimates	0.2	2.5	1.8	(1.4)	(0.7)
Underlying loss ratio *	52.0	50.5	57.0	50.9	55.4
Expense ratio [2]	26.3	29.4	28.0	25.7	26.7
Combined ratio	93.1	102.5	98.6	85.9	87.9
Effect of catastrophe losses	(14.6)	(20.1)	(11.8)	(10.7)	(6.5)
Effect of prior year non-catastrophe reserve reestimates	(0.2)	(2.5)	(1.8)	1.4	0.7
Underlying combined ratio *	78.3	79.9	85.0	76.6	82.1
Esurance brand other personal lines					
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2
Incurred losses	(2)	(2)	-	(2)	(1)
Expenses	-	(1)	(1)	-	(1)
Underwriting (loss) income	$ -	$ (1)	$ 1	$ -	$ -
Encompass brand other personal lines					
Net premiums written	$ 18	$ 19	$ 22	$ 21	$ 19
Net premiums earned	$ 20	$ 20	$ 21	$ 21	$ 22
Incurred losses	(11)	(18)	(9)	(8)	(16)
Expenses	(6)	(8)	(6)	(9)	(7)
Underwriting income (loss)	$ 3	$ (6)	$ 6	$ 4	$ (1)
Loss ratio	55.0	90.0	42.8	38.1	72.7
Less: effect of catastrophe losses	10.0	10.0	4.8	9.5	9.1
effect of prior year non-catastrophe reserve reestimates	(15.0)	(20.0)	(19.1)	(28.5)	(4.6)
Underlying loss ratio *	60.0	100.0	57.1	57.1	68.2
Expense ratio [2]	30.0	40.0	28.6	42.9	31.8
Combined ratio	85.0	130.0	71.4	81.0	104.5
Effect of catastrophe losses	(10.0)	(10.0)	(4.8)	(9.5)	(9.1)
Effect of prior year non-catastrophe reserve reestimates	15.0	20.0	19.1	28.5	4.6
Underlying combined ratio *	90.0	140.0	85.7	100.0	100.0

(1) Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

26

The Allstate Corporation
Commercial Lines Profitability Measures [1][2]

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Net premiums written	$ 185	$ 177	$ 173	$ 172	$ 137
Net premiums earned	$ 183	$ 178	$ 176	$ 165	$ 136
Other revenue	1	1	2	1	2
Incurred losses	(139)	(141)	(184)	(166)	(107)
Expenses	(38)	(37)	(36)	(36)	(37)
Underwriting income (loss)	$ 7	$ 1	$ (42)	$ (36)	$ (6)
Loss ratio	76.0	79.2	104.6	100.6	78.7
Expense ratio [3]	20.2	20.2	19.3	21.2	25.7
Combined ratio	96.2	99.4	123.9	121.8	104.4
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	96.2	99.4	123.9	121.8	104.4
Effect of catastrophe losses on combined ratio	(0.5)	(5.1)	(3.4)	(2.4)	(2.2)
Effect of prior year non-catastrophe reserve reestimates	(2.8)	(0.5)	(23.9)	(26.7)	(15.4)
Underlying combined ratio *	92.9	93.8	96.6	92.7	86.8
Effect of prior year reserve reestimates on combined ratio	2.2	0.5	23.9	27.3	14.7
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.6)	-	-	0.6	(0.7)

(1) Commercial lines are all Allstate brand products.

(2) Includes an agreement with a transportation network company to provide commercial auto insurance coverage in select states that became effective March 1, 2018. Effective March 1, 2019, this coverage was expanded to 15 states from 4 states in 2018. Incurred losses are based on original pricing expectations given limited loss experience.

(3) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q19 Supplement

27

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended	Twelve months ended December 31,					
(net of reinsurance)	March 31, 2019	2018	2017	2016	2015	2014
Asbestos						
Beginning reserves	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Incurred claims and claims expense	-	44	61	67	39	87
Claims and claims expense paid	(19)	(62)	(89)	(115)	(93)	(90)
Ending reserves	$ 847	$ 866	$ 884	$ 912	$ 960	$ 1,014
Claims and claims expense paid as a percent of ending reserves	2.2 %	7.2 %	10.1 %	12.6 %	9.7 %	8.9 %
Environmental						
Beginning reserves	$ 170	$ 166	$ 179	$ 179	$ 203	$ 208
Incurred claims and claims expense	-	20	10	23	1	15
Claims and claims expense paid	(3)	(16)	(23)	(23)	(25)	(20)
Ending reserves	$ 167	$ 170	$ 166	$ 179	$ 179	$ 203
Claims and claims expense paid as a percent of ending reserves	1.8 %	9.4 %	13.9 %	12.8 %	14.0 %	9.9 %
Other (1)						
Beginning reserves	$ 355	$ 357	$ 354	$ 377	$ 395	$ 421
Incurred claims and claims expense	2	23	25	15	13	11
Claims and claims expense paid	(7)	(25)	(22)	(38)	(31)	(37)
Ending reserves	$ 350	$ 355	$ 357	$ 354	$ 377	$ 395
Claims and claims expense paid as a percent of ending reserves	2.0 %	7.0 %	6.2 %	10.7 %	8.2 %	9.4 %
Total (2)						
Beginning reserves	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Incurred claims and claims expense	2	87	96	105	53	113
Claims and claims expense paid	(29)	(103)	(134)	(176)	(149)	(147)
Ending reserves	$ 1,364	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612
Claims and claims expense paid as a percent of ending reserves	2.1 %	7.4 %	9.5 %	12.2 %	9.8 %	9.1 %

(1) Other includes other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 11.6, 10.1, 9.2, 9.2, 10.6 and 12.0 for the annualized three months of 2019 and twelve months ended 2018, 2017, 2016, 2015 and 2014, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

The Allstate Corporation 1Q19 Supplement

28

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Service Businesses					
Net premiums written	$ 368	$ 489	$ 358	$ 297	$ 287
Net premiums earned	$ 295	$ 285	$ 275	$ 271	$ 267
Intersegment insurance premiums and service fees	33	33	31	29	29
Other revenue	47	34	16	16	16
Net investment income	9	9	7	6	5
Realized capital gains and losses	8	(5)	-	(2)	(4)
Claims and claims expense	(92)	(78)	(90)	(89)	(93)
Amortization of deferred policy acquisition costs	(127)	(122)	(118)	(113)	(110)
Operating costs and expenses	(151)	(148)	(124)	(116)	(117)
Amortization of purchased intangible assets	(31)	(33)	(20)	(20)	(21)
Restructuring and related charges	-	(3)	-	-	(1)
Income tax benefit	3	6	3	3	7
Net loss applicable to common shareholders	$ (6)	$ (22)	$ (20)	$ (15)	$ (22)
Realized capital gains and losses, after-tax	(7)	4	1	1	3
Amortization of purchased intangible assets, after-tax	24	26	16	16	16
Tax Legislation expense	-	-	4	-	-
Adjusted net income (loss)	$ 11	$ 8	$ 1	$ 2	$ (3)

(1) Service Businesses results include SquareTrade, Arity, InfoArmor, Allstate Roadside Services and Allstate Dealer Services. SquareTrade results are on page 30 and other service businesses segment results are on page 31.

The Allstate Corporation 1Q19 Supplement

29

The Allstate Corporation
SquareTrade Results

($ in millions)

	As of or for the three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Net premiums written	$ 206	$ 323	$ 194	$ 126	$ 130
Net premiums earned	$ 145	$ 134	$ 125	$ 121	$ 123
Other revenue (1)	8	3	-	-	-
Net investment income	4	4	2	2	1
Realized capital gains and losses	7	(4)	1	(1)	(2)
Claims and claims expense	(43)	(32)	(37)	(39)	(41)
Amortization of deferred policy acquisition costs	(53)	(50)	(47)	(45)	(45)
Other costs and expenses	(42)	(47)	(38)	(32)	(35)
Amortization of purchased intangible assets	(18)	(20)	(20)	(20)	(21)
Income tax (expense) benefit	(2)	2	1	3	4
Net income (loss) applicable to common shareholders	$ 6	$ (10)	$ (13)	$ (11)	$ (16)
Realized capital gains and losses, after-tax	(6)	3	-	-	2
Amortization of purchased intangible assets, after-tax	14	16	16	16	16
Tax Legislation expense	-	-	4	-	-
Adjusted net income	$ 14	$ 9	$ 7	$ 5	$ 2
Fair value adjustments, after-tax (2)	1	2	2	2	2
Adjusted net income, excluding purchase accounting adjustments *	$ 15	$ 11	$ 9	$ 7	$ 4
Protection Plans in Force (in thousands) (3)	77,866	68,588	52,151	44,459	41,806
New Issued Protection Plans (in thousands)	13,500	22,110	11,120	5,319	5,564

(1) Other revenue relates to the acquisition of PlumChoice and iCracked Inc.

(2) Purchase accounting adjustments made to record the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are recognized over the life of the in force contracts or approximately three years.

(3) Protection plan terms generally range between one and five years with an average term of three years.

The Allstate Corporation 1Q19 Supplement

30

The Allstate Corporation Other Service Businesses Segment Results ($ in millions) Three months ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2018 2018 2018 2018 Arity (1) Intersegment service fees $ 24 $ 24 $ 22 $ 21 $ 21 Operating costs and other expenses (27) (26) (26) (25) (25) Income tax benefit 1 1 - 1 1 Net loss applicable to common shareholders $ (2) $ (1) $ (4) $ (3) $ (3) Adjusted net loss $ (2) $ (1) $ (4) $ (3) $ (3) InfoArmor (1) Other revenue $ 24 $ 16 $ - $ - $ - Operating costs and other expenses (2) (25) (14) - - - Amortization of purchased intangible assets (13) (13) - - - Income tax benefit 3 2 - - - Net loss applicable to common shareholders $ (11) $ (9) $ - $ - $ - Amortization of purchased intangible assets, after-tax 10 10 - - - Adjusted net (loss) income $ (1) $ 1 $ - $ - $ - Allstate Roadside Services Net premiums written $ 63 $ 61 $ 65 $ 68 $ 65 Net premiums earned $ 63 $ 65 $ 66 $ 68 $ 64 Intersegment insurance premiums and service fees 9 9 9 8 8 Other revenue 1 1 1 1 2 Net investment income - - 1 - - Realized capital gains and losses - (1) - - - Claims and claims expense (38) (36) (38) (36) (35) Amortization of deferred policy acquisition costs (1) (1) (1) (2) (1) Operating costs and other expenses (42) (43) (45) (44) (43) Restructuring and related charges - (3) - - (1) Income tax benefit 2 2 2 1 1 Net loss applicable to common shareholders $ (6) $ (7) $ (5) $ (4) $ (5) Realized capital gains and losses, after-tax - 1 - - - Adjusted net loss $ (6) $ (6) $ (5) $ (4) $ (5) Allstate Dealer Services Net premiums written $ 99 $ 105 $ 99 $ 103 $ 92 Net premiums earned $ 87 $ 86 $ 84 $ 82 $ 80 Other revenue 14 14 15 15 14 Net investment income 5 5 4 4 4 Realized capital gains and losses 1 - (1) (1) (2) Claims and claims expense (11) (10) (15) (14) (17) Amortization of deferred policy acquisition costs (73) (71) (70) (66) (64) Operating costs and other expenses (15) (18) (15) (15) (14) Income tax (expense) benefit (1) (1) - (2) 1 Net income applicable to common shareholders $ 7 $ 5 $ 2 $ 3 $ 2 Realized capital gains and losses, after-tax (1) - 1 1 1 Adjusted net income $ 6 $ 5 $ 3 $ 4 $ 3 (1) There are no premiums written or earned for Arity or InfoArmor. (2) Costs include investments in growing the business and integration into Allstate. The Allstate Corporation 1Q19 Supplement 31

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Premiums	$ 154	$ 158	$ 149	$ 149	$ 146
Contract charges	183	182	173	177	181
Other revenue [1]	27	35	30	28	26
Net investment income	127	125	128	130	122
Contract benefits	(214)	(216)	(193)	(195)	(205)
Interest credited to contractholder funds	(72)	(72)	(72)	(71)	(70)
Amortization of deferred policy acquisition costs	(26)	(24)	(36)	(31)	(31)
Operating costs and expenses	(91)	(104)	(88)	(86)	(83)
Restructuring and related charges	-	-	(1)	(2)	-
Income tax expense on operations	(15)	(15)	(15)	(19)	(15)
Adjusted net income	73	69	75	80	71
Realized capital gains and losses, after-tax	(4)	(4)	(3)	(2)	(2)
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(2)	(2)	(1)	(3)	(2)
Tax Legislation expense	-	-	(16)	-	-
Net income applicable to common shareholders	$ 67	$ 63	$ 55	$ 75	$ 67
Premiums and Contract Charges by Product					
Traditional life insurance premiums	$ 154	$ 157	$ 149	$ 148	$ 146
Accident and health insurance premiums	-	1	-	1	-
Interest-sensitive life insurance contract charges	183	182	173	177	181
Total	$ 337	$ 340	$ 322	$ 326	$ 327
Proprietary Life Issued Policies [2]	28,425	46,421	35,454	37,021	30,479
Policies in Force (in thousands) [3]					
Life insurance					
Allstate agencies	1,823	1,831	1,820	1,819	1,816
Closed channels	187	189	196	198	200
Accident and health insurance	2	2	2	2	2
Total	2,012	2,022	2,018	2,019	2,018

(1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.

(2) Policies issued during the period.

(3) Reflect the number of contracts in force.

The Allstate Corporation 1Q19 Supplement

32

The Allstate Corporation
Allstate Life Analysis of Net Income

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Benefit spread					
Premiums	$ 154	$ 158	$ 149	$ 149	$ 146
Cost of insurance contract charges [(1)]	129	127	119	121	126
Contract benefits	(214)	(216)	(193)	(195)	(205)
Total benefit spread	69	69	75	75	67
Investment spread					
Net investment income	127	125	128	130	122
Interest credited to contractholder funds	(72)	(72)	(72)	(71)	(70)
Total investment spread	55	53	56	59	52
Surrender charges and contract maintenance expense fees [(1)]	54	55	54	56	55
Other revenue	27	35	30	28	26
Realized capital gains and losses	(5)	(5)	(3)	(3)	(3)
Amortization of deferred policy acquisition costs	(28)	(26)	(38)	(35)	(33)
Operating costs and expenses	(91)	(104)	(88)	(86)	(83)
Restructuring and related charges	-	-	(1)	(2)	-
Income tax expense	(14)	(14)	(30)	(17)	(14)
Net income applicable to common shareholders	$ 67	$ 63	$ 55	$ 75	$ 67
[(1)] **Reconciliation of contract charges**					
Cost of insurance contract charges	$ 129	$ 127	$ 119	$ 121	$ 126
Surrender charges and contract maintenance expense fees	54	55	54	56	55
Total contract charges	$ 183	$ 182	$ 173	$ 177	$ 181

The Allstate Corporation 1Q19 Supplement

33

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity					
Numerator:					
Net income applicable to common shareholders [(1)(2)]	$ 260	$ 260	$ 591	$ 611	$ 598
Denominator:					
Beginning equity	$ 2,542	$ 2,618			
Ending equity [(3)]	2,657	2,474	$ 2,528	$ 2,587	$ 2,542
Average equity [(4)]	$ 2,600	$ 2,546			
Return on equity	10.0 %	10.2 %	23.4 %	23.6 %	23.5 %
Adjusted Net Income Return on Adjusted Equity *					
Numerator:					
Adjusted net income [(1)]	$ 297	$ 295	$ 284	$ 285	$ 270
Denominator:					
Beginning equity	$ 2,542	$ 2,618			
Less: Unrealized net capital gains and losses	142	234			
Goodwill	175	175			
Adjusted beginning equity	$ 2,225	$ 2,209			
Ending equity [(3)]	$ 2,657	$ 2,474	$ 2,528	$ 2,587	$ 2,542
Less: Unrealized net capital gains and losses	168	52	75	89	142
Goodwill	175	175	175	175	175
Adjusted ending equity	$ 2,314	$ 2,247	$ 2,278	$ 2,323	$ 2,225
Average adjusted equity [(4)]	$ 2,270	$ 2,228			
Adjusted net income return on adjusted equity *	13.1 %	13.2 %	12.5 %	12.3 %	12.1 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $16 million Tax Legislation expense for the periods ended March 31, 2019 and December 31, 2018, a $322 million benefit for the period ended September 30, 2018, and a $338 million benefit for all other periods presented.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 1Q19 Supplement

34

The Allstate Corporation Allstate Life Reserves and Contractholder Funds ($ in millions) Three months ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2018 2018 2018 2018 Reserve for life-contingent contract benefits Traditional life insurance $ 2,561 $ 2,539 $ 2,507 $ 2,482 $ 2,467 Accident and health insurance 137 138 165 169 170 Total $ 2,698 $ 2,677 $ 2,672 $ 2,651 $ 2,637 Contractholders funds, beginning balance $ 7,656 $ 7,650 $ 7,630 $ 7,603 $ 7,608 Deposits 234 250 237 238 240 Interest credited 72 72 71 71 70 Benefits, withdrawals and other adjustments Benefits (61) (58) (59) (56) (59) Surrenders and partial withdrawals (70) (63) (64) (65) (67) Contract charges (176) (177) (176) (175) (176) Net transfers from separate accounts 2 1 1 2 2 Other adjustments 29 (19) 10 12 (15) Total benefits, withdrawals and other adjustments (276) (316) (288) (282) (315) Contractholder funds, ending balance $ 7,686 $ 7,656 $ 7,650 $ 7,630 $ 7,603 The Allstate Corporation 1Q19 Supplement 35

The Allstate Corporation Allstate Benefits Segment Results and Other Statistics ($ in millions) Three months ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2018 2018 2018 2018 Premiums $ 259 $ 253 $ 259 $ 254 $ 258 Contract charges 29 28 26 29 28 Net investment income 19 20 19 19 19 Contract benefits (145) (144) (159) (143) (149) Interest credited to contractholder funds (9) (10) (8) (9) (8) Amortization of deferred policy acquisition costs (43) (43) (26) (36) (41) Operating costs and expenses (71) (71) (68) (69) (70) Income tax expense on operations (8) (7) (10) (9) (8) Adjusted net income 31 26 33 36 29 Realized capital gains and losses, after-tax 3 (7) 2 - (2) DAC and DSI amortization relating to realized capital gains and losses, after-tax - 1 - - - Net income applicable to common shareholders $ 34 $ 20 $ 35 $ 36 $ 27 Benefit ratio (1) 50.3 51.2 55.8 50.5 52.1 Operating expense ratio (2) 24.7 25.3 23.9 24.4 24.5 (1) Benefit ratio is contract benefits divided by premiums and contract charges. (2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges. The Allstate Corporation 1Q19 Supplement 36

The Allstate Corporation
Allstate Benefits Segment Premium and Other Statistics

($ in millions)	As of or for the three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Premiums and Contract Charges by Product					
Life	$ 38	$ 40	$ 39	$ 38	$ 38
Accident	76	73	75	75	74
Critical illness	122	117	119	119	121
Short-term disability	26	27	27	27	27
Other health	26	24	25	24	26
Total	$ 288	$ 281	$ 285	$ 283	$ 286
New Annualized Premium Sales by Product (1)					
Life	$ 8	$ 16	$ 10	$ 11	$ 8
Accident	21	49	22	20	21
Critical illness	24	63	22	23	25
Short-term disability	8	13	9	7	10
Other health	11	28	10	10	12
Total	$ 72	$ 169	$ 73	$ 71	$ 76
Annualized Premium In Force (2)	$ 1,251	$ 1,225	$ 1,234	$ 1,245	$ 1,237
Policies in Force (in thousands) (3)					
Life insurance	457	457	464	469	468
Accident and health insurance	3,865	3,751	3,777	3,814	3,792
Total	4,322	4,208	4,241	4,283	4,260

(1) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

(2) Premium amount paid annually for all active policies, which have not been cancelled.

(3) Individual life and accident and health insurance policies reflect the number of contracts in force. Group life and accident and health insurance reflect certificate counts as opposed to group counts.

The Allstate Corporation 1Q19 Supplement

37

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity					
Numerator:					
Net income applicable to common shareholders [1][2]	$ 125	$ 118	$ 172	$ 167	$ 158
Denominator:					
Beginning equity	$ 824	$ 821			
Ending equity [3]	906	842	$ 883	$ 848	$ 824
Average equity [4]	$ 865	$ 832			
Return on equity	14.5 %	14.2 %	19.5 %	19.7 %	19.2 %
Adjusted Net Income Return on Adjusted Equity *					
Numerator:					
Adjusted net income [1]	$ 126	$ 124	$ 119	$ 115	$ 106
Denominator:					
Beginning equity	$ 824	$ 821			
Less: Unrealized net capital gains and losses	8	57			
Goodwill	96	96			
Adjusted beginning equity	$ 720	$ 668			
Ending equity [3]	$ 906	$ 842	$ 883	$ 848	$ 824
Less: Unrealized net capital gains and losses	21	(10)	(4)	(4)	8
Goodwill	96	96	96	96	96
Adjusted ending equity	$ 789	$ 756	$ 791	$ 756	$ 720
Average adjusted equity [4]	$ 755	$ 712			
Adjusted net income return on adjusted equity *	16.7%	17.4 %	15.0 %	15.2 %	14.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $54 million Tax Legislation benefit for the periods ended September 30, 2018, June 30, 2018 and March 31, 2018.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 1Q19 Supplement

38

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)

	As of or for the three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Contract charges	$ 3	$ 4	$ 5	$ 3	$ 3
Net investment income	190	253	260	293	290
Contract benefits	(138)	(128)	(146)	(145)	(150)
Interest credited to contractholder funds	(78)	(80)	(83)	(87)	(87)
Amortization of deferred policy acquisition costs	(2)	(2)	(2)	(2)	(1)
Operating costs and expenses	(7)	(6)	(7)	(9)	(9)
Income tax benefit (expense) on operations	7	(9)	(7)	(9)	(11)
Adjusted net (loss) income	(25)	32	20	44	35
Realized capital gains and losses, after-tax	124	(153)	40	5	(23)
Valuation changes on embedded derivatives not hedged, after-tax	(3)	(2)	1	-	4
Gain on disposition of operations, after-tax	1	1	1	1	1
Tax Legislation benefit	-	-	69	-	-
Net income (loss) applicable to common shareholders	$ 97	$ (122)	$ 131	$ 50	$ 17
Policies in Force (in thousands) [1]					
Deferred annuities	123	127	130	133	137
Immediate annuities	83	84	85	87	88
	206	211	215	220	225

(1) Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.

The Allstate Corporation 1Q19 Supplement

39

The Allstate Corporation
Allstate Annuities Analysis of Net Income

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Benefit spread					
Cost of insurance contract charges [(1)]	$ 2	$ 3	$ 3	$ 1	$ 2
Contract benefits excluding the implied interest on immediate annuities with life contingencies [(2)]	(17)	(6)	(23)	(22)	(26)
Total benefit spread	(15)	(3)	(20)	(21)	(24)
Investment spread					
Net investment income [(3)]	190	253	260	293	290
Implied interest on immediate annuities with life contingencies [(2)]	(121)	(122)	(123)	(123)	(124)
Interest credited to contractholder funds	(81)	(83)	(83)	(85)	(83)
Total investment spread	(12)	48	54	85	83
Surrender charges and contract maintenance expense fees [(1)]	1	1	2	2	1
Realized capital gains and losses	156	(194)	51	6	(29)
Amortization of deferred policy acquisition costs	(2)	(2)	(2)	(2)	(1)
Operating costs and expenses	(7)	(6)	(7)	(9)	(9)
Gain on disposition of operations	1	2	1	2	1
Income tax (expense) benefit	(25)	32	52	(13)	(5)
Net income (loss) applicable to common shareholders	$ 97	$ (122)	$ 131	$ 50	$ 17
[(1)] Reconciliation of contract charges					
Cost of insurance contract charges	$ 2	$ 3	$ 3	$ 1	$ 2
Surrender charges and contract maintenance expense fees	1	1	2	2	1
Total contract charges	$ 3	$ 4	$ 5	$ 3	$ 3
[(2)] Reconciliation of contract benefits					
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (17)	$ (6)	$ (23)	$ (22)	$ (26)
Implied interest on immediate annuities with life contingencies	(121)	(122)	(123)	(123)	(124)
Total contract benefits	$ (138)	$ (128)	$ (146)	$ (145)	$ (150)
[(3)] Performance-based net investment income, a component of net investment income	$ 1	$ 64	$ 72	$ 92	$ 97

The Allstate Corporation 1Q19 Supplement

40

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)	Twelve months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Return on Equity					
Numerator:					
Net income applicable to common shareholders [(1)(2)]	$ 156	$ 76	$ 461	$ 396	$ 407
Denominator:					
Beginning equity	$ 5,009	$ 4,950			
Ending equity [(3)]	5,278	4,949	$ 5,119	$ 5,029	$ 5,009
Average equity [(4)]	$ 5,144	$ 4,950			
Return on equity	3.0%	1.5%	9.0%	7.9%	8.1%
Adjusted Net Income Return on Adjusted Equity *					
Numerator:					
Adjusted net income [(1)]	$ 71	$ 131	$ 155	$ 190	$ 211
Denominator:					
Beginning equity	$ 5,009	$ 4,950			
Less: Unrealized net capital gains and losses	279	607			
Adjusted beginning equity	$ 4,730	$ 4,343			
Ending equity [(3)]	$ 5,278	$ 4,949	$ 5,119	$ 5,029	$ 5,009
Less: Unrealized net capital gains and losses	428	193	241	272	279
Adjusted ending equity	$ 4,850	$ 4,756	$ 4,878	$ 4,757	$ 4,730
Average adjusted equity [(4)]	$ 4,790	$ 4,550			
Adjusted net income return on adjusted equity *	1.5%	2.9%	3.2%	4.0%	4.5%
Adjusted net income return on adjusted equity by product:					
Deferred annuities	11.7%	10.7%	10.4%	11.3%	10.6%
Immediate annuities	0.4%	1.9%	2.4%	3.2%	3.7%

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $69 million Tax Legislation benefit for the periods ended March 31, 2019 and December 31, 2018, a $251 million benefit for the period ended September 30, 2018, and a $182 million benefit for all other periods presented.

(3) For the periods ended September 30, 2018, June 30, 2018 and March 31, 2018, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 1Q19 Supplement

41

The Allstate Corporation
Allstate Annuities Reserves and Contractholder Funds

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Reserve for life-contingent contract benefits					
Immediate fixed annuities with life contingencies:					
Sub-standard structured settlements and group pension terminations [1]	$ 4,987	$ 4,990	$ 5,010	$ 5,011	$ 5,135
Standard structured settlements and SPIA [2]	3,401	3,425	3,443	3,469	3,491
Subtotal [3]	8,388	8,415	8,453	8,480	8,626
Other	109	109	82	87	81
Total	$ 8,497	$ 8,524	$ 8,535	$ 8,567	$ 8,707
Contractholder funds					
Deferred fixed annuities	$ 6,962	$ 7,156	$ 7,423	$ 7,630	$ 7,883
Immediate fixed annuities without life contingencies [4]	2,478	2,525	2,568	2,620	2,656
Other	131	136	107	109	104
Total	$ 9,571	$ 9,817	$ 10,098	$ 10,359	$ 10,643
Contractholders funds, beginning balance	$ 9,817	$ 10,098	$ 10,359	$ 10,643	$ 10,936
Deposits	5	3	3	5	4
Interest credited	80	83	82	84	82
Benefits, withdrawals and other adjustments					
Benefits	(141)	(135)	(148)	(148)	(156)
Surrenders and partial withdrawals	(181)	(229)	(197)	(227)	(201)
Contract charges	(2)	(3)	(3)	(1)	(2)
Net transfers (to) from separate accounts	(1)	-	-	-	-
Other adjustments	(6)	-	2	3	(20)
Total benefits, withdrawals and other adjustments	(331)	(367)	(346)	(373)	(379)
Contractholder funds, ending balance	$ 9,571	$ 9,817	$ 10,098	$ 10,359	$ 10,643

(1) Includes structured settlement annuities for severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2) Includes life-contingent structured settlement annuities for annuitants with standard life expectancy and single premium immediate annuities with life contingencies.

(3) To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. Liabilities of $8 million and $119 million are included in the reserve for life-contingent contract benefits with respect to this deficiency as of March 31, 2019 and March 31, 2018, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income. The liability was zero for all other periods presented.

(4) Includes period certain structured settlements and single premium immediate annuities without life contingencies.

The Allstate Corporation 1Q19 Supplement

42

The Allstate Corporation Corporate and Other Segment Results ($ in millions) Three months ended March 31, Dec. 31, Sept. 30, June 30, March 31, 2019 2018 2018 2018 2018 Net investment income $ 12 $ 15 $ 20 $ 23 $ 13 Operating costs and expenses (21) (24) (28) (11) (8) Interest expense (83) (81) (82) (86) (83) Income tax benefit on operations 20 18 21 18 17 Preferred stock dividends (31) (43) (37) (39) (29) Adjusted net loss (103) (115) (106) (95) (90) Realized capital gains and losses, after-tax 1 (20) - (9) (1) Pension and other postretirement remeasurement gains and losses, after-tax (11) (395) 30 6 (11) Business combination expenses, after-tax - (7) - - - Tax Legislation expense - - (15) - - Net loss applicable to common shareholders $ (113) $ (537) $ (91) $ (98) $ (102) The Allstate Corporation 1Q19 Supplement 43

The Allstate Corporation Consolidated Investments March 31, Dec. 31, Sept. 30, June 30, March 31, ($ in millions) 2019 2018 2018 2018 2018 Consolidated Investments Fixed income securities, at fair value: Tax-exempt $ 7,132 $ 7,000 $ 7,252 $ 7,396 $ 6,310 Taxable 51,070 50,170 50,411 49,495 50,364 Equity securities (1) 5,802 5,036 6,965 6,888 6,986 Mortgage loans 4,681 4,670 4,592 4,535 4,679 Limited partnership interests (2) 7,493 7,505 7,602 7,679 7,434 Short-term, at fair value 4,157 3,027 3,071 3,123 3,424 Other 3,786 3,852 4,075 4,125 4,092 Total $ 84,121 $ 81,260 $ 83,968 $ 83,241 $ 83,289 Fixed income securities, at amortized cost: Tax-exempt $ 6,980 $ 6,994 $ 7,340 $ 7,438 $ 6,379 Taxable 49,851 50,140 50,278 49,312 49,830 Ratio of fair value to amortized cost 102.4% 100.1% 100.1% 100.2% 100.8 % Short-term, at amortized cost $ 4,157 $ 3,027 $ 3,071 $ 3,123 $ 3,424 (1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. (2) As of March 31, 2019, we have commitments to invest in additional limited partnership interests totaling $2.89 billion. The Allstate Corporation 1Q19 Supplement 44

The Allstate Corporation
Investments by Segment

($ in millions)

	As of March 31, 2019						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Investments by Segment							
Fixed income securities, at fair value:							
Tax-exempt	$ 6,837	$ -	$ -	$ -	$ 70	$ 225	$ 7,132
Taxable	25,297	1,048	7,571	1,253	14,173	1,728	51,070
Equity securities [1]	4,182	162	73	96	1,257	32	5,802
Mortgage loans	360	-	1,877	206	2,238	-	4,681
Limited partnership interests	4,288	-	-	-	3,205	-	7,493
Short-term, at fair value	2,325	108	401	41	913	369	4,157
Other	1,521	-	1,294	304	667	-	3,786
Total	$ 44,810	$ 1,318	$ 11,216	$ 1,900	$ 22,523	$ 2,354	$ 84,121
Fixed income securities, at amortized cost:							
Tax-exempt	$ 6,695	$ -	$ -	$ -	$ 68	$ 217	$ 6,980
Taxable	25,017	1,033	7,237	1,226	13,623	1,715	49,851
Ratio of fair value to amortized cost	101.3 %	101.5 %	104.6 %	102.2 %	104.0 %	101.1 %	102.4 %
Short-term, at amortized cost	$ 2,325	$ 108	$ 401	$ 41	$ 913	$ 369	$ 4,157
Fixed income securities portfolio duration (in years) [2]	4.52	4.19	5.62	4.78	4.22	2.44	4.52

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 1Q19 Supplement

45

The Allstate Corporation
Unrealized Net Capital Gains and Losses by Type

($ in millions)

	March 31, 2019			December 31, 2018			September 30, 2018		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 117	$ 3,892	103.1 %	$ 131	$ 5,517	102.4 %	$ 9	$ 3,151	100.3 %
Municipal	385	9,264	104.3	206	9,169	102.3	99	9,415	101.1
Corporate	756	42,699	101.8	(400)	40,136	99.0	(166)	42,662	99.6
Foreign government	20	752	102.7	8	747	101.1	-	854	100.0
Asset-backed securities ("ABS")	(2)	1,058	99.8	(4)	1,045	99.6	-	979	100.0
Residential mortgage-backed securities ("RMBS")	88	442	124.9	87	464	123.1	96	500	123.8
Commercial mortgage-backed securities ("CMBS")	6	73	109.0	7	70	111.1	6	80	108.1
Redeemable preferred stock	1	22	104.8	1	22	104.8	1	22	104.8
Total fixed income securities	1,371	58,202	102.4	36	57,170	100.1	45	57,663	100.0
Equity securities	-	5,802	n/a	-	5,036	n/a	-	6,965	n/a
Short-term investments	-	4,157	100.0	-	3,027	100.0	-	3,071	100.0
Derivatives	(3)	98	n/a	(3)	117	n/a	(3)	108	n/a
EMA limited partnership interests [2]	-	n/a	n/a	-	n/a	n/a	2	n/a	n/a
Unrealized net capital gains and losses, pre-tax	1,368			33			44		
Amounts recognized for:									
Insurance reserves [3]	(8)			-			-		
DAC and DSI [4]	(124)			(33)			(62)		
Amounts recognized	(132)			(33)			(62)		
Deferred income taxes	264			2			2		
Unrealized net capital gains and losses, after-tax	$ 972			$ 2			$ (16)		

	June 30, 2018			March 31, 2018			December 31, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 24	$ 3,206	100.8 %	$ 33	$ 3,406	101.0 %	$ 36	$ 3,616	101.0 %
Municipal	174	9,628	101.8	165	8,569	102.0	275	8,328	103.4
Corporate	(169)	41,415	99.6	152	41,851	100.4	1,030	44,026	102.4
Foreign government	9	926	101.0	11	979	101.1	16	1,021	101.6
ABS	1	1,085	100.1	1	1,197	100.1	6	1,272	100.5
RMBS	96	520	122.6	97	550	121.4	98	578	120.4
CMBS	4	88	104.8	4	99	104.2	4	128	103.2
Redeemable preferred stock	2	23	109.5	2	23	109.5	2	23	109.5
Total fixed income securities	141	56,891	100.2	465	56,674	100.8	1,467	58,992	102.6
Equity securities	-	6,888	n/a	-	6,986	n/a	1,160	6,621	121.2
Short-term investments	-	3,123	100.0	-	3,424	100.0	-	1,944	100.0
Derivatives	(3)	104	n/a	(1)	103	n/a	(1)	127	n/a
EMA limited partnership interests [2]	3	n/a	n/a	1	n/a	n/a	1	n/a	n/a
Unrealized net capital gains and losses, pre-tax	141			465			2,627		
Amounts recognized for:									
Insurance reserves [3]	-			(119)			(315)		
DAC and DSI [4]	(72)			(109)			(196)		
Amounts recognized	(72)			(228)			(511)		
Deferred income taxes	(15)			(50)			(454)		
Unrealized net capital gains and losses, after-tax	$ 54			$ 187			$ 1,662		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.
(3) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuities).
(4) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

The Allstate Corporation 1Q19 Supplement

46

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)

	Three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Net Investment Income					
Fixed income securities	$ 538	$ 533	$ 527	$ 509	$ 508
Equity securities	30	40	35	61	34
Mortgage loans	53	54	52	60	51
Limited partnership interests ("LP") [(1)]	9	142	210	173	180
Short-term	26	23	19	19	12
Other	63	67	71	68	66
Investment income, before expense	719	859	914	890	851
Less: Investment expense [(2)]	(71)	(73)	(70)	(66)	(65)
Net investment income	$ 648	$ 786	$ 844	$ 824	$ 786
Interest-bearing investments [(3)]	$ 664	$ 659	$ 650	$ 639	$ 622
Equity securities	30	40	35	61	34
LP and other alternative investments [(4)]	25	160	229	190	195
Investment income, before expense	$ 719	$ 859	$ 914	$ 890	$ 851
Pre-Tax Yields [(5)]					
Fixed income securities	3.8 %	3.7 %	3.7 %	3.6 %	3.6 %
Equity securities	2.6	3.2	2.3	4.1	2.5
Mortgage loans	4.6	4.6	4.6	5.2	4.4
Limited partnership interests	0.5	7.5	11.0	9.2	10.1
Total portfolio	3.4	4.1	4.4	4.3	4.1
Interest-bearing investments	3.9	3.9	3.8	3.8	3.7
Realized Capital Gains and Losses (Pre-tax) by Transaction Type					
Impairment write-downs	$ (14)	$ (4)	$ (5)	$ (4)	$ (1)
Change in intent write-downs	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(14)	(4)	(5)	(4)	(1)
Sales	95	(76)	(22)	(75)	(42)
Valuation of equity investments	627	(840)	198	34	(83)
Valuation and settlements of derivative instruments	(46)	26	5	20	(8)
Total	$ 662	$ (894)	$ 176	$ (25)	$ (134)
Total Return on Investment Portfolio [(6)]					
Net investment income	0.8 %	0.9 %	1.0 %	1.0 %	0.9 %
Valuation-interest bearing	1.7	(0.1)	(0.1)	(0.5)	(1.3)
Valuation-equity owned	0.8	(1.0)	0.2	-	(0.1)
Total	3.3 %	(0.2) %	1.1 %	0.5 %	(0.5) %
Average Investment Balances (in billions) [(7)]	$ 81.2	$ 81.7	$ 82.4	$ 81.9	$ 81.0

(1) Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees.

(2) Includes $20 million and $18 million of investee level expenses (depreciation and asset level operating expenses) for the three months ended March 31, 2019 and 2018, respectively, and $11 million and $4 million of securities lending expenses (portion of reinvestment income on securities lending collateral paid to counterparties) for the three months ended March 31, 2019 and 2018, respectively.

(3) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments, including bank and agent loans, and derivatives.

(4) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(5) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(6) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances.

(7) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

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47

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended March 31, 2019						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 259	$ 7	$ 90	$ 13	$ 158	$ 11	$ 538
Equity securities	23	1	-	-	6	-	30
Mortgage loans	4	-	22	2	25	-	53
Limited partnership interests ("LP")	6	-	-	-	3	-	9
Short-term	15	1	2	-	6	2	26
Other	26	-	19	5	12	1	63
Investment income, before expense	333	9	133	20	210	14	719
Less: Investment expense	(42)	-	(6)	(1)	(20)	(2)	(71)
Net investment income	$ 291	$ 9	$ 127	$ 19	$ 190	$ 12	$ 648
Net investment income, after-tax	$ 241	$ 7	$ 104	$ 15	$ 150	$ 10	$ 527
Interest-bearing investments [1]	$ 293	$ 8	$ 133	$ 20	$ 196	$ 14	$ 664
Equity securities	23	1	-	-	6	-	30
LP and other alternative investments [2]	17	-	-	-	8	-	25
Investment income, before expense	$ 333	$ 9	$ 133	$ 20	$ 210	$ 14	$ 719
Pre-Tax Yields [3]							
Fixed income securities	3.2 %	2.9 %	4.9 %	4.1 %	4.6 %	2.8 %	3.8 %
Equity securities	2.9	2.9	2.1	1.0	2.0	0.4	2.6
Mortgage loans	4.8	-	4.6	4.4	4.5	-	4.6
Limited partnership interests	0.5	-	-	-	0.4	-	0.5
Total portfolio	2.9	2.9	4.9	4.3	3.7	2.9	3.4
Interest-bearing investments	3.3	2.9	4.9	4.4	4.5	3.0	3.9
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs	$ (7)	$ -	$ -	$ -	$ (7)	$ -	$ (14)
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(7)	-	-	-	(7)	-	(14)
Sales	101	-	(8)	(2)	4	-	95
Valuation of equity investments	453	8	3	6	155	2	627
Valuation and settlements of derivative instruments	(50)	-	-	-	4	-	(46)
Total	$ 497	$ 8	$ (5)	$ 4	$ 156	$ 2	$ 662

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

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The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)

	As of or for the three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Market-Based [1]					
Investment Position					
Interest-bearing investments	$ 69,863	$ 67,757	$ 68,441	$ 67,733	$ 67,934
Equity securities [2]	5,583	4,775	6,725	6,670	6,818
LP and other alternative investments [3]	766	691	764	930	828
Total	$ 76,212	$ 73,223	$ 75,930	$ 75,333	$ 75,580
Investment income					
Interest-bearing investments	$ 663	$ 656	$ 648	$ 638	$ 619
Equity securities	30	40	36	59	34
LP and other alternative investments	2	2	1	-	1
Investment income, before expense	695	698	685	697	654
Investee level expenses [4]	(2)	(2)	(2)	(1)	(2)
Income for yield calculation	$ 693	$ 696	$ 683	$ 696	$ 652
Market-based pre-tax yield	3.8 %	3.8 %	3.7 %	3.8 %	3.5 %
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (13)	$ (4)	$ (3)	$ (3)	$ (1)
Change in intent write-downs	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(13)	(4)	(3)	(3)	(1)
Sales	66	(81)	(25)	(74)	(42)
Valuation of equity investments	602	(853)	194	15	(83)
Valuation and settlements of derivative instruments	(50)	16	(3)	1	-
Total	$ 605	$ (922)	$ 163	$ (61)	$ (126)
Performance-Based [5]					
Investment Position					
Interest-bearing investments	$ 127	$ 113	$ 124	$ 112	$ 115
Equity securities	219	261	240	218	168
LP and other alternative investments	7,563	7,663	7,674	7,578	7,426
Total	$ 7,909	$ 8,037	$ 8,038	$ 7,908	$ 7,709
Investment income					
Interest-bearing investments	$ 1	$ 3	$ 2	$ 1	$ 3
Equity securities	-	-	(1)	2	-
LP and other alternative investments	23	158	228	190	194
Investment income, before expense	24	161	229	193	197
Investee level expenses	(18)	(16)	(15)	(17)	(16)
Income for yield calculation	$ 6	$ 145	$ 214	$ 176	$ 181
Performance-based pre-tax yield	0.3 %	7.2 %	10.8 %	9.0 %	9.9 %
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ (1)	$ -	$ (2)	$ (1)	$ -
Change in intent write-downs	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(1)	-	(2)	(1)	-
Sales	29	5	3	(1)	-
Valuation of equity investments	25	13	4	19	-
Valuation and settlements of derivative instruments	4	10	8	19	(8)
Total	$ 57	$ 28	$ 13	$ 36	$ (8)

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 1Q19 Supplement

49

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the three months ended March 31, 2019						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based [1]							
Investment Position							
Interest-bearing investments	$ 35,672	$ 1,156	$ 11,143	$ 1,804	$ 17,766	$ 2,322	$ 69,863
Equity securities [2]	4,036	162	73	96	1,184	32	5,583
LP and other alternative investments [3]	635	-	-	-	131	-	766
Total	$ 40,343	$ 1,318	$ 11,216	$ 1,900	$ 19,081	$ 2,354	$ 76,212
Investment income							
Interest-bearing investments	$ 292	$ 8	$ 133	$ 20	$ 196	$ 14	$ 663
Equity securities	23	1	-	-	6	-	30
LP and other alternative investments	2	-	-	-	-	-	2
Investment income, before expense	317	9	133	20	202	14	695
Investee level expenses [4]	(2)	-	-	-	-	-	(2)
Income for yield calculation	$ 315	$ 9	$ 133	$ 20	$ 202	$ 14	$ 693
Market-based pre-tax yield	3.2 %	2.9 %	4.9 %	4.3 %	4.4 %	2.9 %	3.8 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ (7)	$ -	$ -	$ -	$ (6)	$ -	$ (13)
Change in intent write-down	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(7)	-	-	-	(6)	-	(13)
Sales	72	-	(8)	(2)	4	-	66
Valuation of equity investments	441	8	3	6	142	2	602
Valuation and settlements of derivative instruments	(53)	-	-	-	3	-	(50)
Total	$ 453	$ 8	$ (5)	$ 4	$ 143	$ 2	$ 605
Performance-based [5]							
Investment Position							
Interest-bearing investments	$ 96	$ -	$ -	$ -	$ 31	$ -	$ 127
Equity securities	146	-	-	-	73	-	219
LP and other alternative investments	4,225	-	-	-	3,338	-	7,563
Total	$ 4,467	$ -	$ -	$ -	$ 3,442	$ -	$ 7,909
Investment income							
Interest-bearing investments	$ 1	$ -	$ -	$ -	$ -	$ -	$ 1
Equity securities	-	-	-	-	-	-	-
LP and other alternative investments	15	-	-	-	8	-	23
Investment income, before expense	16	-	-	-	8	-	24
Investee level expenses	(11)	-	-	-	(7)	-	(18)
Income for yield calculation	$ 5	$ -	$ -	$ -	$ 1	$ -	$ 6
Performance-based pre-tax yield	0.4 %	n/a	n/a	n/a	0.3 %	n/a	0.3 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ -	$ -	$ -	$ -	$ (1)	$ -	$ (1)
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	-	-	-	(1)	-	(1)
Sales	29	-	-	-	-	-	29
Valuation of equity investments	12	-	-	-	13	-	25
Valuation and settlements of derivative instruments	3	-	-	-	1	-	4
Total	$ 44	$ -	$ -	$ -	$ 13	$ -	$ 57

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

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The Allstate Corporation
Performance-Based ("PB") Investments

($ in millions)

	As of or for the three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Investment position					
Limited partnerships					
Private equity	$ 5,786	$ 5,724	$ 5,712	$ 5,585	$ 5,437
Real estate	984	1,134	1,170	1,207	1,212
PB - limited partnerships	6,770	6,858	6,882	6,792	6,649
Non-LP					
Private equity	331	343	327	300	249
Real estate	808	836	829	816	811
PB - non-LP	1,139	1,179	1,156	1,116	1,060
Total					
Private equity	6,117	6,067	6,039	5,885	5,686
Real estate	1,792	1,970	1,999	2,023	2,023
Total PB	$ 7,909	$ 8,037	$ 8,038	$ 7,908	$ 7,709
Investment income					
Limited partnerships					
Private equity	$ (5)	$ 130	$ 123	$ 152	$ 177
Real estate	12	12	87	21	3
PB - limited partnerships	7	142	210	173	180
Non-LP					
Private equity	3	2	1	4	2
Real estate	14	17	18	16	15
PB - non-LP	17	19	19	20	17
Total					
Private equity	(2)	132	124	156	179
Real estate	26	29	105	37	18
Total PB	$ 24	$ 161	$ 229	$ 193	$ 197
Investee level expenses	$ (18)	$ (16)	$ (15)	$ (17)	$ (16)
Realized capital gains and losses					
Limited partnerships					
Private equity	$ (3)	$ (3)	$ 1	$ (1)	$ -
Real estate	-	-	(2)	-	-
PB - limited partnerships	(3)	(3)	(1)	(1)	-
Non-LP					
Private equity	28	18	13	34	(8)
Real estate	32	13	1	3	-
PB - non-LP	60	31	14	37	(8)
Total					
Private equity	25	15	14	33	(8)
Real estate	32	13	(1)	3	-
Total PB	$ 57	$ 28	$ 13	$ 36	$ (8)
Pre-Tax Yield	0.3 %	7.2 %	10.8 %	9.0 %	9.9 %
Internal Rate of Return [(1)]					
10 Year	11.4 %	10.0 %	9.3 %	9.1 %	9.0 %
5 Year	11.2 %	12.3 %	13.0 %	13.1 %	13.0 %

(1) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

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51

The Allstate Corporation
Limited Partnership Interests

($ in millions)

	As of or for the three months ended				
	March 31, 2019	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018
Investment position					
Underlying investment					
Private equity	$ 5,788	$ 5,724	$ 5,712	$ 5,585	$ 5,437
Real estate	984	1,134	1,170	1,207	1,212
Other [1]	721	647	720	887	785
Total	$ 7,493	$ 7,505	$ 7,602	$ 7,679	$ 7,434
Accounting basis					
Equity method	$ 5,755	$ 5,726	$ 5,893	$ 6,029	$ 5,771
Fair value	1,738	1,779	1,709	1,650	1,663
Total	$ 7,493	$ 7,505	$ 7,602	$ 7,679	$ 7,434
Approximate cumulative pre-tax appreciation	$ 1,231	$ 1,236	$ 1,308	$ 1,366	$ 1,347
Investment income [2]					
Underlying investment					
Private equity	$ (3)	$ 130	$ 123	$ 152	$ 177
Real estate	12	12	87	21	3
Total	$ 9	$ 142	$ 210	$ 173	$ 180
Accounting basis					
Equity method	$ 40	$ 70	$ 135	$ 143	$ 103
Fair value	(31)	72	75	30	77
Total	$ 9	$ 142	$ 210	$ 173	$ 180

(1) Comprised of certain limited partnerships where the underlying assets are predominately public equity securities with changes in fair value reported as realized capital gains and losses.

(2) Income from equity method of accounting limited partnership interests is generally recognized on a three-month delay due to the availability of the related financial statements from investees.

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52

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, after-tax, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization of purchased intangible assets, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, pension and other postretirement remeasurement gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, and the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand" multiplied by average premium calculated using annualized GAAP quarterly earned premium, which is annualized (multiplied by 4), provided on the schedule "Auto Profitability Measures by Brand" and "Homeowners Profitability Measures by Brand", divided by the policies in force provided on the schedule "Policies in Force" (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. The Allstate Corporation 1Q19 Supplement 53

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after-tax, realized capital gains and losses, after-tax, pension and other postretirement remeasurement gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "SquareTrade Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 1Q19 Supplement 54